Exhibit F, Schedule 4(a)
System Company
Debt Investment Schedule

                                                                                                        Decreases in
        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     Enron Corp.                                        Enron Management, Inc.                                      1,019,359
                                                        Enron Wenchang Investments                                      1,565
                                                        Houston Pipe Line Company                                         261
                                                        Enron Brazil Development C.V.                                     336
                                                        Enron Pipeline Colombia LP                                      3,979
                                                        Enron Power (Puerto Rico), Inc.                           103,080,005
                                                        Intratex Gas Company                                        1,637,722
                                                        ECT Strategic Value Corp.                                  27,552,821
                                                        Enron Venezuela Ltd                                               130
                                                        Gulf Company Ltd.                                           3,812,576
                                                        Panhandle Gas Company                                          83,273
                                                        Enron Industrial Natural Gas Company                        4,202,694
                                                        L.O.A. Inc.                                                16,090,635
                                                        Transwestern Pipeline Company                             833,195,179
                                                        Riverside Farms Company                                     2,546,006
                                                        Enron ASC, Inc.                                               206,349
                                                        Maliseet Properties, Inc. (CNEN)                              505,114
                                                        Enron Liquid Services Corp.                                   629,360
                                                        Enron CASH Company No. 1                                    1,369,375
                                                        Enron Gas Liquids, Inc.                                    16,782,987
                                                        ECT Global Resources Corp.                                    455,595
                                                        Enron Europe Finance & Trading Ltd.                             5,624
                                                        Enron Broadband Servs Netherlands B.V.                         53,663
                                                        Enron International Ennore Ltd                                  3,297
                                                        Enron Wind Systems, Inc.                                      682,997
                                                        Zond Pacific, LLC                                              30,558
                                                        Enron Wind Constructors Corp                                  626,315
                                                        Enron Wind Development Corporation                          3,240,120
                                                        Enron Wind Maintenance Corp                                   188,161
                                                        Enron Carribbean Holdings Ltd.                                  1,676
                                                        Enron Argentina Development Ltd                                 1,963
                                                        Enron International China CP Ltd                                1,538
                                                        Enron Commercial Finance Ltd.                                   6,313
                                                        Enron Europe L.L.C.                                         3,158,313
                                                        Enpak Power (Private) Company                                  13,303
                                                        Enron Development Funding Ltd.                             30,957,160
                                                        Enron Transportadora de Bolivia Ltd.                            2,010
                                                        ZWHC L.L.C.                                                   190,591
                                                        Ennore Energy Comp Ltd.                                         3,300
                                                        Enron LNG Power (Atlantic) Ltd.                                57,490
                                                        Enron International Bahia Holdings Ltd.                           519
                                                        Portland General Electric Company                          57,223,693
                                                        Offshore Power Operations C.V.                                    625
                                                        Northern Plains Natural Gas Company                       133,470,955
                                                        Enron Oregon Services, Inc.                                 1,693,113
                                                        World Trade Center NW                                         178,684
                                                        Enron Broadband Services, Inc.                            214,913,518
                                                        Enron California Municipal Services, Inc                      551,929
                                                        Enron Communications Group, Inc.                               48,289
                                                        Enron MicroClimates, Inc.                                     445,575
                                                        Oneida Leasing, Inc                                           355,830
                                                        Enron Colombia Holdings Ltd                                    24,146
                                                        Enron International CMI Ltd                                     1,676
                                                        Enron International Philippines Holdings                        1,879
                                                        Enron International Philippines Investmt                        4,070
                                                        Enron International Argentina Holdings                            130
                                                        Southern Brazil Electric Holdings Ltd.                          2,248
                                                        Enron Sao Paulo Investments Ltd.                                2,120


Exhibit F, Schedule 4(a)                                        1



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        China Pipeline Holdings Ltd                                     1,674
                                                        Enron MHC LNG India Ltd                                         7,232
                                                        Enron MHC India Development Ltd.                                7,200
                                                        Zond Minnesota Construction CompanyLLC                        318,091
                                                        Enron Electric Sao Paulo CV                                     1,571
                                                        Enron Wind Lake Benton LLC                                     47,439
                                                        Enron International India Ltd                                   4,002
                                                        Enron International Bolivia Invest. Ltd.                        1,888
                                                        ET Power 1, LLC                                                 8,414
                                                        Industrias Ventane, S.A.                                        1,539
                                                        Enron Gas de Venezuela Ltd                                     25,000
                                                        ECT Investing Corp.                                                18
                                                        ECT Diversified Investments, LLC                               93,357
                                                        ECT-PR-Z LLC                                                    3,075
                                                        Enron Energy Services, LLC                                 55,139,152
                                                        Enron Accro BV                                                117,906
                                                        Enron Brazil Power Holdings VII Ltd.                              627
                                                        Enron Brazil Power Holdings XI Ltd.                               428
                                                        Enron Brazil Power Investments VII Ltd.                         2,077
                                                        Enron Brazil Investments XI Ltd.                                  525
                                                        ECT WR-Z LLC                                                   11,307
                                                        121 SW Salmon Street Corporation                              889,488
                                                        Enron Capital II Corp                                          58,684
                                                        Enron Capital III Corp                                      5,620,586
                                                        Superior Construction Company                               2,061,805
                                                        Enron Netherlands B.V.                                            653
                                                        Enron Europe Operations (advisor) Ltd.                         78,084
                                                        Enron Comercializadora de Energia Argent                       16,036
                                                        Pan Border Gas Company                                      4,798,753
                                                        Enron Columbia Marketing Holdings Ltd.                            130
                                                        Enpak Power Company Ltd.                                        1,454
                                                        Enpak Holdings Ltd.                                             1,544
                                                        Enpak Investments Ltd.                                          1,674
                                                        Enron Wind Storm Lake I LLC                                    20,731
                                                        Enron Wind Storm Lake II LLC                                   17,653
                                                        JILP - L.P., Inc.                                         247,828,456
                                                        Enron Europe Finance BV                                         1,329
                                                        Enron Distribution Ventures MHC Ltd.                            3,732
                                                        ECT Europe Finance Inc.                                     4,504,006
                                                        Enron Energy Services Captial Corp.                               267
                                                        Enron Field Services Corp                                     165,810
                                                        Enron Diversified Investments Corp                             40,217
                                                        Enron International CPO BV                                      6,784
                                                        EFS Holdings, Inc                                              36,560
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                     1,579,412
                                                        Limbach Company                                             1,181,385
                                                        EFS Corporate Services, Inc.                                    6,137
                                                        EFS XV, Inc. (fka Mechanical Prof Svcs)                           212
                                                        The Linc Corporation Holding Company                               23
                                                        Affiliated Building Services Inc Hldg Co                           23
                                                        Affliated Building Service, Ind.                              146,872
                                                        Williard, Inc.                                                670,872
                                                        Enron Americas Limited                                          7,846
                                                        Salmon Springs Hospitality Group                              142,024
                                                        Enron Australia Finance Pty Limited                           203,356
                                                        Enron Australia Holdings Ltd                                    1,668
                                                        Enron Australia Finance Holdings Ltd                            1,668
                                                        Enron Federal Solutions, Inc                                   23,946
                                                        Enron EES Acquisition I Corp                                    6,298
                                                        ECT Securities GP Corp                                         95,906
                                                        Enron Expat Services Inc.                                     341,749
                                                        Enron North America Corp.                                 677,762,285
                                                        ECT Securities Limited Partnership                            137,271
                                                        Enron Power Corp- U.S.                                      4,451,298
                                                        Enron International Thailand NSM Ltd.                           1,886


Exhibit F, Schedule 4(a)                                        2



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Smith Street Land Company                                  68,519,863
                                                        Enron Capital Corp. (formerly JILP-G.P)                       258,063
                                                        Calvert City Power I LLC                                       28,901
                                                        Telecom MHC Limited                                             1,600
                                                        Enron India CFH Ltd                                             1,083
                                                        Enron Fuels Services Holding Ltd.                                 704
                                                        Enron Methanol Company                                     20,569,465
                                                        Enron - Richmond Power Corp.                                2,489,448
                                                        Enron Hainan Wenchang Company Ltd                               1,565
                                                        Enron Power Construction Company                            2,084,306
                                                        Richmond Power Enterprise L.P.                                 41,656
                                                        Enron Facility Services, Inc.                              28,415,763
                                                        Enron Machine & Mechanical Services, Inc                      113,648
                                                        Enron Power Holdings, B. V.                                 1,120,395
                                                        Enron Comercializadora de Energia Ltda                        413,190
                                                        Enron Canada Corp.                                          4,374,076
                                                        Enron Equity Corp.                                              7,715
                                                        Enron Minority Development Corp.                              164,091
                                                        Victory Garden Power Partners I L.L.C.                         91,056
                                                        Kendall New Century Development LLC                               953
                                                        Enron International Guatemala Ltd.                              1,000
                                                        Enron Broadband Servs. Netherlands 2 BV                        18,169
                                                        Enron International Korea Holdings Corp                       773,543
                                                        ETPower 3 LLC                                                  63,928
                                                        Enron Liquid Fuels, Inc.                                    7,963,918
                                                        Travamark Two B.V.                                             41,572
                                                        ECT Columbia P/L Holdings 2 Ltd.                           13,417,303
                                                        Enron Ponderosa Mgmt Holdings                              69,723,282
                                                        Ponderosa Assets, LP                                      693,661,629
                                                        Enron International Holdings Corp                          10,528,787
                                                        EGS New Ventures Corp.                                          3,662
                                                        Louisiana Resource Company                                    653,383
                                                        Louisiana Gas Marketing Company                            10,328,918
                                                        LRCI, Inc.                                                  9,801,441
                                                        LGMI, Inc.                                                  1,382,322
                                                        Cherokee Finance V.O.F.                                     9,891,623
                                                        Enron Fuels International, Inc.                               215,216
                                                        Enron Brazil Power Holdings 18 Ltd.                             2,075
                                                        Enron Brazil Power Investments 18 Ltd.                          1,560
                                                        EI Bangladesh Power Holding Co Ltd.                             1,641
                                                        EnRock, L.P.                                                  207,588
                                                        ECI - Texas, L.P.                                              53,150
                                                        EnRock Management, LLC                                         28,084
                                                        ECI - Nevada Corp                                           3,363,234
                                                        ECT Europe Inc                                             13,114,034
                                                        Enron Hydrocarbons Marketing Corp.                          4,082,815
                                                        Joint Energy Dev Investments L.P.                           3,751,180
                                                        Enron Mauritius Company                                     1,635,397
                                                        Enron Operations L.P.                                          24,657
                                                        Enron International PAL India LTD                               3,869
                                                        ECT Investments, Inc.                                       3,908,318
                                                        EGS Hydrocarbons Corp.                                        269,667
                                                        Enron Power Marketing, Inc.                               163,701,502
                                                        Enron International Power Barge Ltd.                            1,539
                                                        Enron Int'l Fuel Management Company                               254
                                                        Enron Palestine Inc,                                            4,148
                                                        Enron-SE Corp                                                   1,142
                                                        India Power Ventures Inc.                                      10,330
                                                        Enron Capital L.L.C.                                            5,326
                                                        EI Chengdu Power Holdings Ltd                                 151,588
                                                        Enron Funding Corp.                                           271,119
                                                        Enron Equipment Installation Company                          345,285
                                                        Enron Americas LNG Company                                         13
                                                        Enron Power Corp.                                           1,483,635
                                                        Enron Colombia Transportation B.V.                             14,820


Exhibit F, Schedule 4(a)                                        3



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Organizational Partner, Inc.                                  402,527
                                                        Enron Communications Leasing Corp                          19,720,382
                                                        Enron Reserve 1 B.V.                                            5,240
                                                        Enron Gaza Operations, Ltd                                     10,643
                                                        Enron Asia-Pacific.Africa/China LLC                        18,795,300
                                                        Enron India LLC                                                 8,030
                                                        Enron Colombia Energy B.V.                                      2,999
                                                        Enron Reserve 9 BV                                              5,114
                                                        Enron Reserve 8 BV                                             17,997
                                                        Enron International B.V.                                       12,338
                                                        Enron Gaza International Ltd.                                   3,978
                                                        Enron Reserve 2 B.V.                                           18,169
                                                        Enron Reserve 3 B.V.                                           14,303
                                                        Enron Wengcheng Power C.V.                                     34,276
                                                        Enron Gathering Company                                       175,749
                                                        PGH II, Inc.                                                1,082,883
                                                        Enron Columbia Power Marketing Hldg Ltd                           130
                                                        Enron Reserve 4 B.V.                                            2,157
                                                        Peregrine I L.L.C.                                        175,064,348
                                                        Enron Permian Gathering Inc.                                   81,722
                                                        Enron Global Power & Pipelines LLC                          7,995,262
                                                        Tenant Services, Inc.                                       1,884,274
                                                        Enron Middle East LLC                                          14,274
                                                        Rio Energia Holdings Ltd.                                       1,236
                                                        Rio Energia Investments Ltd.                                      425
                                                        Enron Cushing Oil Marketing, Inc.                             700,563
                                                        Enron India GDR Holding Ltd                                   257,437
                                                        GasMat Investments Ltd.                                         1,529
                                                        Enron India Holdings Ltd                                      309,088
                                                        Enron Solar Energy, LLC                                           172
                                                        Sichuan Jialing Electric Power Co., Ltd.                    1,532,069
                                                        Enron Middle East Ltd.                                          2,034
                                                        Enron Power Management BV                                       3,412
                                                        Enron Intl Holdings Ltd                                         2,027
                                                        Enron Intl Investment Ltd                                       1,879
                                                        EFS XI, Inc. (fka PBM Mechanical Inc.)                          1,534
                                                        Enron Telecommunications, Inc                                   1,587
                                                        Enron MW, LLC                                                 592,985
                                                        Enron India Telecom Ltd.                                        1,538
                                                        Enron LNG Shipping Company                                     75,212
                                                        DataSystems Group, Inc                                         54,481
                                                        Belo Horizonte Power Ltd                                        2,435
                                                        Enron Development Belo Horizonte Ltd                            1,669
                                                        Enron Electric Power Brazil CV                                  2,338
                                                        Enron Hainan Ltd.                                               1,541
                                                        SII Holdings B.V.                                               7,115
                                                        SII Holdings 2 B.V.                                             1,328
                                                        Enron Re Limited                                              912,431
                                                        Enron P/L Const Co.-India. Ltd Ptnrshp                          5,418
                                                        Hainan Funding LLC                                             68,316
                                                        SII Espana B.V.                                                 1,328
                                                        SII Espana 2 B.V.                                           1,227,042
                                                        SII Holdings 4 B.V.                                             4,720
                                                        Hainan Holdings Ltd.                                            1,813
                                                        Enron Southern Africa Holdings                                  2,548
                                                        EBS Trading, Inc.                                           1,194,594
                                                        Enron Bandwidth, Inc                                              572
                                                        Enron Dom Rep Operations Ltd                                      855
                                                        Enron Broadband Services, LP                                  410,409
                                                        Enron Venezuela LNG (Netherlands) Hlg BV                       12,316
                                                        Enron LNG (BVI) Marketing Ltd.                                    842
                                                        Multiva Holdings Ltd                                            2,188
                                                        Enron Ennore Holdings Ltd                                         410
                                                        Enron Mato Grosso do Sul Investments Ltd                        2,111
                                                        Southwest Brazil Electric Holdings Ltd                          1,667


Exhibit F, Schedule 4(a)                                        4



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron Net Works LLC                                        71,562,675
                                                        Enron Electric Mato Grosso do Sul C.V.                          1,342
                                                        Enron Development Management Ltd                                1,979
                                                        Energy Caribbean Finance Co.                                    1,565
                                                        Enron Hrvatska Development BV                                   4,098
                                                        Enron Haripur Holdings B.V.                                        43
                                                        Enron Netherlands Holdings BV                              22,734,367
                                                        Enron Ceska Republika BV                                        6,147
                                                        Enron Energy Marketing Corp                                 9,665,937
                                                        Enron Alligator Alley Pipeline Company                        326,974
                                                        Enron European Power Investor L.L.C.                        2,123,231
                                                        Roseville Energy Facility, LLC                                  2,248
                                                        Enron Property & Services Corp.                            22,178,335
                                                        ECS Compression Company, LLC                                      100
                                                        Enron Capital Mmgt. II LP                                   2,948,444
                                                        Enron Capital Mmgt. III LP                                    480,064
                                                        Whitewing Associates LLC. - Uncon                         938,656,378
                                                        NEPCO Services International, Inc                              37,325
                                                        ECT Thiland Investments, Inc                               10,048,123
                                                        Artemis Associates, Inc.                                    2,719,891
                                                        TLS Investors, L.L.C.                                          38,472
                                                        Enon Energy Services Mexico Hldg Co                                10
                                                        Kingfisher I LLC                                            7,428,879
                                                        Enron Onshore Procurement                                      92,454
                                                        Enron Energy Information Solutions, Inc.                      191,892
                                                        Kenobe, Inc.                                                  928,797
                                                        Enron Leasing Partners L. P.                                   11,130
                                                        Enron Cash Company No. 5                                            9
                                                        Pakistan Construction Services, Inc.                                1
                                                        Operational Energy Corp                                       838,534
                                                        Enron Energy Services Operation, Inc.                      84,282,567
                                                        Enron Energy Services, Inc.                               208,693,215
                                                        ECT Investing Partners L. P.                               36,834,912
                                                        Enron Valkyrie, LLC                                               970
                                                        Enron Japan Holdings B.V.                                       6,602
                                                        Enron Japan Marketing Holdings B.V.                             1,670
                                                        Enron Metals & Commodity Corp                              22,217,149
                                                        Enron Canada Power Corp.                                      782,806
                                                        Enron Finance Partners, LLC                               144,125,586
                                                        Enron Advertising, Inc.                                         3,057
                                                        Enron Broadband Investments Corp.                          14,214,302
                                                        Enron Global Markets LLC                                    5,170,082
                                                        EBS Network Y.K.                                                6,391
                                                        Enron Trade Services Holdings Inc                             391,196
                                                        DealBench L.L.C.                                              294,788
                                                        Enron Pipeline Services Company                               686,924
                                                        Enron Industrial Market LLC                                 6,763,057
                                                        Garden State Paper LLC                                        588,669
                                                        Global Petroleum & Gas Industry II Ltd                          1,671
                                                        Porcupine I                                                16,738,314
                                                        Pronghorn I                                                 1,126,983
                                                        EGEP China Inc.                                                 9,708
                                                        Rheingold GmbH                                             22,995,608
                                                        Big Island VIII, L.L.C.                                           528
                                                        Enron Holdings 1, S.L.                                        272,013
                                                        ECTMI Trutta Holdings LP                                    3,111,760
                                                        Boreas Holdings Corp.                                          14,730
                                                        Fishtail, L.L.C.                                                4,641
                                                        FS 360 Corp                                                    36,762
                                                        Enron Credit Inc.                                             517,763
                                                        Hawksbill Creek LNG, Ltd                                        2,947
                                                        EIM Holdings (Netherlands) BV                                  13,841
                                                        EIM Holdings II (Netherlands) BV                            7,398,362
                                                        Enron Industrial Markets GP Corp                            2,669,695
                                                        Calypso Pipeline, LLC                                          36,113


Exhibit F, Schedule 4(a)                                        5



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        EESO Merchant Investments Inc.                              1,112,027
                                                        Enron Engineering & Operational Serv Co.                       72,081
                                                        Ste. Aurelia Timberlands, Co., Ltd.                            38,687
                                                        Enron Northwest Finance, LLC                                    2,385
                                                        Enron Northwest Intermediate, LLC                          10,001,094
                                                        EBF LLC                                                       541,062
                                                        Oswego Cogen Company, LLC                                   2,825,147
                                                        EFS-CMS, Inc                                                  593,542
                                                        RMS Management, LLC                                               890
                                                        121 SW Salmon Street Corporation                              417,444
                                                        CommodityLogic, LLC                                         6,633,419
                                                        Enron (Bermuda) Limited                                         4,902
                                                        EES Service Holdings, Inc                                  11,943,423
                                                        Herzeleide LLC                                              1,306,051
                                                        Nikita, L.L.C.                                              2,502,557
                                                        Zarcaranna Participacoes                                           98
                                                        CGNN Holding Company, Inc.                              1,847,434,837
                                                        PBOG Corp.                                                     37,471
                                                        PE Holdings, LLC                                                   24
                                                        Enron Wind Systems, LLC                                        15,742
                                                        Enron Wind LLC                                                450,706
                                                        Nowa Sarzyna Holdings BV (807)                                248,621
                                                        Generacion Mediterranea S. A.                               5,390,352
                                                        Enron Energy Services North America, Inc                    4,130,285
                                                        Enron LNG Development Corp                                         39
                                                        Enron Transportation Services Ltd                               1,000
                                                        Enron Papua New Guinea Ltd                                      1,538
                                                        Enron Renewable Energy Corp                                   183,159
                                                        Enron Intl Asset Managment Corp                                    20
                                                        Enron Development Turkey Ltd                                    1,000
                                                        East Java Funding Corp. B.V.                                      110
                                                        Jertovec Management & Finance BV                                1,547
                                                        Enron LNG Atlantic Holdings Ltd                                22,225
                                                        Enron Transporation Services Company                      167,796,559
                                                        Enron do Brazil Investments Ltd                                 1,879
                                                        Enron Wind Corp.                                            6,300,520
                                                        Enron International Inc                                    38,972,658
                                                        Enron Brazil Power Holdings III Ltd                             1,539
                                                        Enron Brazil Power Investments III Ltd                          1,540
                                                        Enron International (Philippines ) Ltd                          1,538
                                                        Enron Processing Properties, Inc.                              11,706
                                                        Enron Ventures Corp.                                          441,576
                                                        Enron CTS International, Inc.                                 670,474
                                                        ECT Investments, Holding Corp                                      64
                                                        EES Settlement LLC                                              5,585
                                                        Enron Wind Constructors LLC                                       478
                                                        Enron Wind Energy System LLC                                  226,607
                                                        Enron Wind Maintenance LLC                                        644
                                                        Enron Broadband Services Japan K.K                              4,196
                                                        Enron Intermediate Holdings, LLC                          124,022,175
                                                        ClickPaper.com, L.L.C.                                        891,258
                                                        Enron Sandhill L.P.                                           147,100
                                                        Enron Online LLC                                              542,964
                                                        Master Land Development Co, LLC                               635,456
                                                        Deerfield Beach Energy Center, LLC                             82,662
                                                        Enron Fuels Caribbean, L.P.                                         1
                                                        Juniper GP, LLC                                                 9,000
                                                        Intergrated Process Technologies LLC                        1,032,333
                                                        Enron Power Operating Company                                 624,683
                                                        Enron Power Construction Company-Brazil                         6,150
                                                        Enron Power Services BV                                        30,817
                                                        Brazil Energy Investments Ltd.                                  1,610
                                                        Compression Projects Finance Ltd.                             497,715
                                                        Enron Java Power Corp.                                        736,703
                                                        Enron Development Piti Holdings Corp                          344,449


Exhibit F, Schedule 4(a)                                        6



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        EGP Fuels Company                                          16,841,159
                                                        Enron Asset Management Resources, Inc                       2,364,979
                                                        D & J Oil & Gas L.L.C.                                              1
     Atlantic Commercial Finance, Inc.                  Enron Corp.                                                56,116,834
                                                        Enron Venezuela Ltd                                            80,859
                                                        EDC Atlantic Ltd.                                              23,379
                                                        Compression Projects Finance Ltd.                               1,000
                                                        Enron International India Ltd                                       2
                                                        ET Power 1, LLC                                               311,139
                                                        Enron Power Services BV                                     3,750,915
                                                        Enron Power Colombia C.V.                                       5,339
                                                        LFT Power I, LLC                                                    2
                                                        LFT Power II, LLC                                          11,473,215
                                                        Enron Intl Global Funding Ltd                                   1,000
                                                        Enron South America LLC                                         5,242
                                                        Enron India LLC                                            10,659,137
                                                        Enron Colombia Energy B.V.                                      6,342
                                                        Enron Reserve 9 BV                                              3,755
                                                        Enron Reserve 8 BV                                              5,594
                                                        Enron Caribbean Basin LLC                                  25,565,418
                                                        Enron Middle East LLC                                         816,372
                                                        Enron Kalimantan Power Corp                                    23,364
                                                        Enron Argentina Ventures, Inc.                                  1,000
                                                        Prisma Energy Global Expat Services LLC                         1,000
                                                        Jertovec Management & Finance BV                                1,319
                                                        Enron Magyar Development B.V.                                     506
                                                        Prisma Energy Transportadora Holdings                           3,722
     Atlantic India Holdings Ltd.                       Atlantic Commercial Finance Inc.                              222,732
                                                        Enron Development Funding Ltd.                            146,511,811
                                                        Travamark Two B.V.                                             13,258
     EDC Atlantic Ltd.                                  Enron Corp.                                                    74,604
     Enron Asia Pacific/Africa/China LLC                Atlantic Commercial Finance Inc.                           10,584,999
                                                        Enron Australia Finance Pty Limited                            12,937
                                                        Enron Cote d'Ivoire Pipelines Ltd.                              1,000
                                                        Enron Changjiang Utilities Holdings Ltd.                        1,000
                                                        Enron International China Pipeline Ltd                          1,000
                                                        Enron Subic Power Corp.                                       211,955
                                                        Enron Java Power Corp.                                        220,867
                                                        Enron South America LLC                                     2,109,891
                                                        Enron Nigeria Power Holding Ltd.                           16,189,883
                                                        Enron Caribbean Basin LLC                                   2,211,916
                                                        Enron Biomass Ltd.                                              1,000
                                                        Enron Net Works LLC                                            56,782
                                                        Enron Nigeria O & M Holdings Ltd.                               1,000
     Enron Development Funding Ltd.                     ECT Global Resources Corp.                                    447,409
                                                        Compression Projects Finance Ltd.                           2,558,475
                                                        Enron International India Ltd                                  16,919
                                                        Enron BW Holdings Ltd.                                      5,798,741
                                                        Enron Comercializadora de Energia Argent                        9,569
                                                        Enron Australia Finance Pty Limited                             4,795
                                                        Enron Fuels Services Holding Ltd.                             266,399
                                                        Enron Power Holdings, B. V.                                    23,669
                                                        ECT Columbia P/L Holdings 2 Ltd.                              915,375
                                                        Enron Power Construction Company                                  439
                                                        Enron International Power Barge Ltd.                          176,142
                                                        Enron Asia-Pacific.Africa/China LLC                             1,239
                                                        Enron South America LLC                                           138
                                                        Centragas Transportadora de Gas Reg Cent                    3,435,520
                                                        Enron Gaza International Ltd.                                 125,321
                                                        Enron Broadband Servs. Operatng Co. B.V.                      192,952
                                                        Enron Caribbean Fianace Ltd.                                   90,776
                                                        Enron Middle East LLC                                              76
                                                        Enron Global LNG LLC                                              291
                                                        Enron Dom Rep Operations Ltd                                      100
                                                        Enron Pipe Gas C.V.                                            15,620


Exhibit F, Schedule 4(a)                                        7



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron Servicios Guatemala, Limitada                           874,449
                                                        ECTR Mexico Holdings BV (formerly 23R)                      2,488,020
                                                        EPCA CIESA Inversiones, Limited                            19,866,793
                                                        Enron Papua New Guinea Ltd                                     72,476
                                                        Enron Brazil Power Holdings I Ltd                              12,578
     Prisma Energy International Inc. (NOTE:THE         Enron Corp.                                                   100,408
     SUBSIDIARIES OF THIS ENTITY WERE MOVED INTO THIS
     GROUP DURING 2004)
                                                        PEI Transredes Services LLC                                   339,877
                                                        Enron Industrial de Venezuela Ltd                          40,996,001
                                                        Enron International Bolivia Holdings Ltd                   70,911,361
                                                        Enron Electric Brazil Ltd                                       9,070
                                                        Enron Electric Brazil Holdings Ltd                              9,172
                                                        Enron Brazil Power Holdings IV Ltd.                       333,474,403
                                                        Enron Brazil Power Holdings V Ltd.                         12,140,295
                                                        Enron Brazil Power Investments V Ltd.                          73,419
                                                        Enron Brazil Power Investments X Ltd.                           7,390
                                                        Enron Brazil Power Holdings X Ltd.                              7,288
                                                        Prisma Energy Nicaragua Holdings Ltd.                       4,511,840
                                                        Terraco Participacoes Ltd                                 177,544,642
                                                        Enron International Korea LLC                               2,156,274
                                                        Enron International Korea Company Ltd                           6,598
                                                        ECT Columbia P/L Holdings 2 Ltd.                           30,167,197
                                                        Prisma Energy Guatemala Holdings Ltd.                       5,154,388
                                                        Enron Internacional Panama SA                               6,118,701
                                                        Enron Panama Management Services LLC                        1,090,688
                                                        Enron Reserve 6 B.V.                                           58,074
                                                        Prisma Energy de Nicaragua Ltd.                                 2,019
                                                        Enron Brazil Services Ltd                                  33,558,295
                                                        Enron Brazil Ltd                                               61,927
                                                        Enron Net Works LLC                                            29,912
                                                        Prisma Energy Global Expat Services LLC                     1,213,321
                                                        Enron Poland Investment BV (166)                            8,386,510
                                                        Enron America do Sul Ltda. (815)                            2,909,047
                                                        Enron Caribe III Ltd                                      109,556,083
                                                        Enron Brazil Power Holdings II Ltd                          8,902,360
                                                        Enron Brazil Power Investments II Ltd                          74,505
                                                        PEI Accroven Services B.V.                                      3,383
                                                        Prisma Energy CB Limited                                        1,544
                                                        Blackbird S.a.r.l.                                          7,403,153
     Blackbird S.a.r.l.                                 Enron Corp.                                                        60
                                                        Enron Poland Investment BV (166)                            7,460,067
     Enron Poland Investment B.V.                       Elektrocieplownia Nowa Sarzyna Sp. z o.o                    5,953,843
                                                        Nowa Sarzyna Holdings BV (807)                                153,969
     Bolivia Holdings Ltd.                              Enron Servicios de Energia, S.A.                              135,296
                                                        Enron South America LLC                                       352,337
                                                        Prisma Energy Intl (FKA Globl Asset Svc)                        9,725
                                                        Enron America do Sul Ltda. (815)                            1,116,485
                                                        ESAE-Empresa Sul Americana de EnergiaLtd                      495,000
                                                        Prisma Energy Transportadora Holdings                           1,000
     *Prisma Energy Transportadora Holdings Ltd. fka    Enron Corp.                                                 1,047,685
     Enron Transportadora Holdings Ltd.
                                                        Enron Development Funding Ltd.                                  8,665
                                                        Enron Servicios de Energia, S.A.                               19,540
                                                        Enron Development Corp.                                     1,507,903
                                                        Enron South America LLC                                       853,006
     *Prisma Energy America do Sul Services Holdings    Enron Development Funding Ltd.                             33,021,588
     Ltd. fka Enron Brazil Services Ltd.
     *Prisma Energy America do Sul Holdings Ltd., fka   Enron Corp.                                                    22,014
     Enron Brazil Power Holdings II Ltd.
                                                        Enron Development Funding Ltd.                              6,575,517
                                                        Enron South America LLC                                     2,210,077
                                                        Bolivia Holdings Ltd.                                             273
                                                        Enron America do Sul Ltda. (815)                            3,958,445
                                                        ESAE-Empresa Sul Americana de EnergiaLtd                    1,754,999


Exhibit F, Schedule 4(a)                                        8



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     *Prisma Energy America do Sul Services Ltd. fka    Enron Development Funding Ltd.                                  6,509
     Enron Brazil Ltd.
                                                        Enron South America LLC                                        53,852
     Enron America do Sul Ltda.                         Dutogas Participacoes S. A.                                     6,663
                                                        Dutopar Partcipacoes Ltda.                                      5,590
                                                        EPC-Empresa Paranaense Com. Ltda.                           1,953,770
                                                        Enron North America Corp.                                       5,403
                                                        Eletricidade e Servicos SA                                      2,407
                                                        Enron Investimentos Energeticos Ltda                          270,388
                                                        Energia Total do Brasil Ltda                               14,280,929
                                                        Enron Servicos de Energia Ltda.                                   619
                                                        Cone Sul Energia Ltda.                                            320
                                                        BRASEN - Brasil Energia Ltda.                                     351
                                                        ENERSIL - Energia do Brasil Ltda.                                 343
                                                        Rio Energia Ltda.                                                 860
                                                        Enron Communications do Brasil Ltda.                           23,521
                                                        Enron Communications Holdings Ltda.                             1,137
                                                        Enron Global Markets LLC                                        2,392
                                                        Elektro Comercializadora de Energia Ltda                        4,310
                                                        Empresa Brasileria Distribuidora Ltd                           44,341
                                                        EN-Electricidade do Brasil Ltda                                13,770
                                                        Geracao Centro Oeste Ltda.                                    886,351
                                                        Enron Renewable Energy Corp                                     1,153
                                                        Enron Distribuidora de Petroleo e Deriva                        1,369
     *Prisma Energy America do Sul Ltd., fka Enron      Enron Development Funding Ltd.                                 72,787
     Brazil Power Investments II Ltd.
     TR Holdings (Bolivia) C.V.                         Atlantic Commercial Finance Inc.                                3,722
     Enron Caribe III Ltd.                              Enron Corp.                                                 5,640,530
                                                        Enron Development Funding Ltd.                            102,369,556
                                                        Enron Internacional Panama SA                                 944,777
                                                        Enron Caribbean Basin LLC                                     153,327
     Enron Internacional Panama, S.A                    Enron Caribbean Basin LLC                                   6,120,098
     Bahia Las Minas Corp.                              Enron Corp.                                                    57,080
                                                        Enron Internacional Panama SA                                 118,552
                                                        Enron Net Works LLC                                               288
                                                        Enron Caribe III Ltd                                           19,463
     Enron International Korea Holdings Company Ltd.    Enron Development Funding Ltd.                                  3,103
                                                        Enron International Korea Holdings Corp                        96,487
     Enron International Korea LLC                      Enron Corp.                                                 2,156,274
     Enron Reserve 7 B.V.                               Enron Corp.                                                     6,027
                                                        Enron Caribbean Basin LLC                                         358
     Enron (Bolivia) C.V.                               Enron Reserve 7 BV                                            192,433
                                                        ESAE-Empresa Sul Americana de EnergiaLtd                    4,706,190
     Enron (Bolivia) C.V. - Bolivian Branch             Enron Boliva CV                                               128,298
     Enron Subic Power Corp.                            Batangas Power Corp.                                              435
     Mesquite Holdings B.V.                             Enron Corp.                                                     7,226
                                                        Atlantic Commercial Finance Inc.                              801,000
                                                        Enron Netherlands Holdings BV                              17,234,574
                                                        Enron Power Holdings (Turkey) BV (80W)                         13,094
     Enron Turkey Energy B.V.                           Mesquite Holdings BV (050)                                     35,093
     Enron Power Holdings C.V.                          Enron Corp.                                                   274,214
                                                        Atlantic Commercial Finance Inc.                               51,351
                                                        Enron Turkey Energy BV (647)                                    7,471
                                                        Mesquite Holdings BV (050)                                     10,309
                                                        Trakya Elektrik Uretim ve Ticaret A.S.                      3,036,002
     Enron Power Holdings (Turkey) B.V.                 Enron Power Holdings C.V.                                  59,992,772
                                                        Enron Netherlands Holdings BV                                 631,109
                                                        Trakya Elektrik Uretim ve Ticaret A.S.                     68,196,666
     Trakya Elektrik Uretim ve Ticaret A.S.             Enron Europe Operations (advisor) Ltd.                        421,676
                                                        SII Enerji ve Uretim Limited Sirketi                          140,558
     Wing International, Ltd. (acquired 9/22/2004)      Enron Power Holdings (Turkey) BV (80W)                      7,457,602
                                                        Trakya Elektrik Uretim ve Ticaret A.S.                     12,853,397
     *PEI International Americas LLC, fka Enron         Enron Corp.                                                 1,014,024
     International Americas LLC
                                                        PEI Transredes Services LLC                                     1,499


Exhibit F, Schedule 4(a)                                        9



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Bahia Las Minas Corp                                        1,009,610
                                                        Enron Caribbean Basin LLC                                     903,719
                                                        Enron International Americas Corp                           1,006,719
     *PEI Transredes Services LLC, fka Enron            Enron Caribbean Basin LLC                                     339,877
     Transredes Services L.L.C.
     EI Puerto Rico Operations Inc.                     Enron Corp.                                                 5,825,909
     *PEI Operations Limited, fka Enron Europe          Elektrocieplownia Nowa Sarzyna Sp. z o.o                        6,613
     Operations (Supervisor) Ltd.
     Enron Reserve 6 B.V.                               Enron Corp.                                                     8,870
                                                        Enron Caribbean Basin LLC                                      39,204
     SII Enerji ve Uretim Limited Sirketi               Trakya Elektrik Uretim ve Ticaret A.S.                        140,558
     *Prisma Energy Europe Limited, fka Enron Europe    Elektrocieplownia Nowa Sarzyna Sp. z o.o                       59,513
     Operations (Advisor) Ltd.
                                                        Trakya Elektrik Uretim ve Ticaret A.S.                        490,062
     *Prisma Energy Accroven Holdings Ltd., fka Enron   Enron Corp.                                                   519,736
     Industrial de Venezuela Ltd.
                                                        Enron Development Funding Ltd.                             51,324,928
                                                        Enron South America LLC                                        40,881
                                                        Enron Industrial de Venezuela Ltd                             180,000
     *Prisma Energy Brazil PD Holdings Ltd., fka Enron  Enron Corp.                                                 5,217,485
     Brazil Power Holdings V Ltd.
                                                        Enron Development Funding Ltd.                              6,458,979
                                                        Enron South America LLC                                       364,502
     *Prisma Energy Brazil Power Investments Ltd., fka  Enron Development Funding Ltd.                                 70,893
     Enron Brazil Power Investments V Ltd.
     Enron Investimentos Energeticos Ltda.              Enron Brazil Power Holdings IV Ltd.                             2,805
                                                        Eletricidade e Servicos SA                                    819,198
                                                        Enron America do Sul Ltda. (815)                               84,222
     EPC - Empresa Paranaense Comercializadora Ltda.    Enron Brazil Power Holdings IV Ltd.                            25,148
                                                        Eletricidade e Servicos SA                                  7,385,052
                                                        Enron America do Sul Ltda. (815)                              702,003
     Prisma Energy Brazil Power Holdings                Prisma Energy International Inc.                                1,000
     Ltd.(incorporated 7/23/2004)
     *Prisma Energy Brazil Finance Ltd., fka Enron      Enron Development Funding Ltd.                            334,154,509
     Brazil Power Holdings IV Ltd.
     ETB - Energia Total do Brasil Ltda.                Enron Brazil Power Holdings IV Ltd.                            25,923
                                                        Enron America do Sul Ltda. (815)                            4,705,570
     ELEKTRO - Eletricadade e Servicos S.A.             Enron Brazil Power Holdings IV Ltd.                           154,459
                                                        Energia Total do Brasil Ltda                               17,866,027
                                                        Enron America do Sul Ltda. (815)                                4,922
     Terraco Investments Ltd.                           Enron Development Funding Ltd.                            177,544,641
     Prisma Energy CB Limited (incorporated 5/24/2004)  Enron International Bolivia Holdings Ltd                      125,000
     EPE Holdings Ltd.                                  EPE Investments Ltd.                                                6
                                                        EPE-Empresa Produtora de Energia Ltda                       1,272,161
     EPE - Empresa Produtora de Energia Ltda.           Transborder Gas Services Ltd                                1,620,000
     *Prisma Energy International Bolivia Holdings      Enron Corp.                                                 1,887,080
     Ltd.; fka Enron International Bolivia Holdings
     Ltd.
                                                        Enron Engineering and Construction Co.                      4,255,000
                                                        Enron Development Funding Ltd.                             76,563,178
                                                        Enron South America LLC                                     4,594,000
                                                        Enron Caribbean Basin LLC                                     109,000
                                                        Enron do Brazil Holdings Ltd                                   24,000
                                                        GasOriente Boliviano Ltda. GOB. Ltda.                      51,147,191
     GasOriente Boliviano Ltda.                         Transborder Gas Services Ltd                                3,457,000
     *Prisma Energy EN - Electricidade Holdings Ltd.,   Enron Development Funding Ltd.                                  7,153
     fka Enron Electric Brazil Holdings Ltd.
     *Prisma Energy EN - Electricidade Investments      Enron Development Funding Ltd.                                  7,049
     Ltd., fka Enron Electric Brazil Ltd.
     *Prisma Energy Geracao Holdings Ltd., fka Enron    Enron Development Funding Ltd.                                  5,708
     Brazil Power Holdings X Ltd.
     *Prisma Energy Geracao Investments Ltd., fka       Enron Development Funding Ltd.                                  5,708
     Enron Brazil Power Investments X Ltd.
     Transborder Gas Services Ltd.                      Enron International Bolivia Holdings Ltd                    1,319,768


Exhibit F, Schedule 4(a)                                        10



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     GasOcidente do Mato Grosso Ltda.                   Transborder Gas Services Ltd                                1,646,000
                                                        Enron Netherlands Holdings BV                               4,335,000
     *Prisma Energy Colombia Holdings Ltd., fka ECT     Merlin Acquistion L.P.                                     53,131,668
     Colombia Pipeline Holdings 2 Ltd.
     Centragas - Transportadora de Gas de la Region     Enron Pipeline Colombia LP                                     19,441
     Centralde Enron Development & Cia, S.C.A.
                                                        Enron Colombia Investments LP                                   6,160
                                                        Enron Commercial Finance Ltd.                                       7
                                                        EDC - Columbia Branch                                          23,185
     *Prisma Energy Global Expat Services LLC, fka      Enron Corp.                                                 1,489,439
     Global Expat Services LLC
                                                        PEI Transredes Services LLC                                   434,494
                                                        Enron Expat Services Inc.                                     445,343
                                                        Enron Caribbean Basin LLC                                     935,917
                                                        Enron Servicios Guatemala, Limitada                            38,769
                                                        Enron Caribe III Ltd                                           21,381
     *Prisma Energy Guatemala Holdings Ltd., fka Enron  Enron Corp.                                                 3,262,499
     Guatemala Holdings Ltd.
                                                        Enron Development Funding Ltd.                              4,093,527
                                                        Enron Global Power & Pipelines L.L.C.                         187,500
     Enron Servicios Guatemala, Limitada                Electricidad Enron de Guatemala, SA                             1,868
                                                        Enron Global de Guatemala, S.A.                               217,059
     Prisma Energy International Services, LLC          Enron Corp.                                                   739,054
                                                        Enron Brazil Development C.V.                                   1,326
                                                        Transborder Gas Services Ltd                                   18,000
                                                        Enron Europe Operations (advisor) Ltd.                         43,243
                                                        Global Petroleum and Gas Industry Ltd.                            185
                                                        Enron Panama Management Services LLC                           11,622
                                                        Enron Asia-Pacific.Africa/China LLC                           221,324
                                                        Enron Reserve 6 B.V.                                           17,673
                                                        Enron Caribbean Basin LLC                                   3,861,231
                                                        Enron Overseas Services Corp                                  435,542
                                                        CGNN Holding Company, Inc.                                        321
                                                        Prisma Energy Global Expat Services LLC                     2,205,515
                                                        Enron Caribe III Ltd                                           55,871
                                                        Prisma Energy International Inc.                              396,800
                                                        Prisma Energy CB Limited                                        2,383
     V. Holdings Industries, S.A.                       Finven Financial Institution Ltd                                  286
     Finven Financial Institution Limited               Enron Caribbean Basin LLC                                       5,324
     Java Investments Ltd.                              Prisma Energy International Inc.                           11,514,152
                                                        Finven Financial Institution Ltd                              311,265
     VENGAS, S.A.                                       Compania Anonima Luz y Fuerza Electrica                     4,772,584
                                                        Pan Holdings Vencaribe Limited                                  1,193
                                                        V. Holdings Industries, S.A.                                  157,900
                                                        Finven Financial Institution Ltd                                5,324
                                                        Java Investments Ltd.                                             628
     Pan Holdings Vencaribe Limited                     Prisma Energy International Inc.                           14,517,844
     *Prisma Energy Nicaragua Holdings Ltd., fka Enron  Enron Corp.                                                 2,358,755
     Caribe VI Ltd.
                                                        Enron Development Funding Ltd.                                  5,083
                                                        Enron Caribbean Basin LLC                                      31,150
     Enron Power Philippines Corp.                      Batangas Power Corp.                                          169,994
                                                        Ponderosa Assets, LP                                        1,275,825
     Hainan Funding LLC                                 Atlantic Commercial Finance Inc.                                1,901
                                                        Enron Development Funding Ltd.                             28,752,182
                                                        Enron Asia-Pacific.Africa/China LLC                           472,926
                                                        Enron Wengcheng Power C.V.                                 10,974,488
                                                        Enron Caribbean Basin LLC                                     689,542
                                                        Prisma Energy Intl (FKA Globl Asset Svc)                       37,885
     Enron International Chengdu Power Holdings Ltd.    Enron Development Funding Ltd.                             58,428,837
     Enron Australia Energy Holdings Ltd.               Enron Development Funding Ltd.                                  4,795
     Enron Australia Pty Limited                        Enron Corp.                                                     1,552
                                                        Enron Broadband Services, Inc.                                  4,503
                                                        Enron North America Corp.                                         428
                                                        Enron Middle East LLC                                             848


Exhibit F, Schedule 4(a)                                        11



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron Net Works LLC                                            26,837
                                                        Enron Online LLC                                                1,142
                                                        Enron Global Markets LLC                                        1,974
                                                        Enron Metals (Australia) Pty Ltd.                               3,304
     Enron Japan Holdings B.V.                          Enron Asia-Pacific.Africa/China LLC                             2,158
     Enron Japan Marketing Holdings B.V.                Enron Asia-Pacific.Africa/China LLC                             2,158
     Enron Nigeria Barge Holding Ltd.                   Enron Asia-Pacific.Africa/China LLC                             1,000
     Enron Nippon Holdings LLC                          Atlantic Commercial Finance Inc.                              258,558
     E Power Holdings Corp.                             Enron Corp.                                                 1,631,114
     Enron Wenchang Holdings Company Ltd.               Enron Corp.                                                 1,046,716
                                                        Enron Development Funding Ltd.                                 24,095
                                                        Enron Expat Services Inc.                                     500,774
                                                        Hainan Funding LLC                                          2,135,472
                                                        Hainan Holdings Ltd.                                          340,001
     Enron Hainan Wenchang Company Ltd.                 Enron Development Funding Ltd.                                  4,577
                                                        Enron Expat Services Inc.                                     510,993
                                                        Enron Wenchang Holdings Co. Ltd.                            6,984,429
     Hainan Holdings Ltd.                               Atlantic Commercial Finance Inc.                              118,447
                                                        Enron Development Funding Ltd.                                 16,179
                                                        Enron Reserve 3 B.V.                                          110,000
     Enron Reserve III B.V.                             Atlantic Commercial Finance Inc.                               57,397
                                                        Enron Asia-Pacific.Africa/China LLC                             2,364
                                                        Enron Caribbean Basin LLC                                      21,894
     Enron Wenchang Power C.V.                          Atlantic Commercial Finance Inc.                            1,346,065
                                                        Enron Asia-Pacific.Africa/China LLC                             6,563
                                                        Enron Reserve 3 B.V.                                           21,561
                                                        Enron Caribbean Basin LLC                                       6,887
                                                        Hainan Holdings Ltd.                                       18,909,716
                                                        Enron Wenchang Holdings Co. Ltd.                              676,454
     Enron Wenchang Investments Ltd.                    Enron Development Funding Ltd.                                  7,738
                                                        Enron Expat Services Inc.                                      10,220
                                                        Enron Wenchang Holdings Co. Ltd.                              132,042
     Enron Southern Africa Development Ltd.             Enron Corp.                                                       102
                                                        Enron Development Funding Ltd.                                 16,068
                                                        Mozambique Steel Holdings, Ltd                                  1,000
     Enron Caribbean Basin LLC                          Enron Development Funding Ltd.                                645,617
                                                        Enron Int'l Central Amer. Holdings Ltd.                         1,000
                                                        Enron Brazil Power Holdings IV Ltd.                           433,736
                                                        Enron Electrica ds Venezuela Hldgs Ltd                          1,000
                                                        Prisma Energy Guatemala Holdings Ltd.                       3,419,463
                                                        Enron Corp.                                                 5,427,692
                                                        Enron Global LNG LLC                                               35
                                                        Enron Caribbean Basin Energy Svcs. Ltd.                         1,000
                                                        Enron Net Works LLC                                           238,926
                                                        Enron Netherlands Holdings BV                                   6,117
                                                        Enron Overseas Services Corp                                       13
                                                        Enron Energy Services Operation, Inc.                           4,128
                                                        CGNN Holding Company, Inc.                                     20,862
                                                        Generacion Mediterranea S. A.                                   7,923
                                                        Enron do Brazil Holdings Ltd                                    9,083
                                                        Prisma Energy Transportadora Holdings                         171,876
     Energy Caribbean Finance Company                   Electricidad Enron de Guatemala, SA                            31,328
     The Protane Corporation                            Enron Corp.                                                 5,402,415
                                                        Enron Caribbean Basin LLC                                     308,204
                                                        Enron Dominicana Limited Partnership                            1,815
                                                        Enron Ventures Corp.                                            5,463
                                                        V. Holdings Industries, S.A.                               20,000,000
     Enron Caribbean Basin Finance LLC                  Atlantic Commercial Finance Inc.                              187,494
     Enron Caribe VI Holdings Ltd.                      Enron Corp.                                                 2,172,416
     Enron Colombia Transportation B.V.                 Enron Caribbean Basin LLC                                         401
     Enron Global LNG LLC                               Enron Corp.                                                   402,256
                                                        Atlantic Commercial Finance Inc.                           24,490,245
                                                        ECT Diversified Investments, LLC                                    1
                                                        Enron Reserve Acquisition Corp.                                    16
                                                        LRCI, Inc.                                                         55


Exhibit F, Schedule 4(a)                                        12



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron Americas LNG Company                                      1,000
                                                        Enron Qatar Holdings Ltd.                                         386
                                                        Enron Net Works LLC                                           111,363
                                                        Enron Property & Services Corp.                                12,607
                                                        Enron Energy Services Operation, Inc.                          12,383
                                                        Enron Energy Services, Inc.                                         9
                                                        Enron Intelligence Exchange                                     1,000
                                                        Enron Asia Gas Transport Company                                1,000
                                                        Enron LNG Development Corp                                      6,434
     Calypso Pipeline, L.L.C.                           Atlantic Commercial Finance Inc.                            3,879,656
     Enron LNG Atlantic Holdings Ltd.                   Enron Caribbean Basin LLC                                         627
     Enron LNG Marketing LLC                            Enron Corp.                                                   157,191
                                                        LRCI, Inc.                                                        865
                                                        Enron Global LNG LLC                                                2
                                                        Enron Energy Services Operation, Inc.                         101,714
     Enron India LLC                                    Enron Asia-Pacific.Africa/China LLC                             5,503
                                                        Enron Middle East LLC                                           3,394
                                                        Prisma Energy Intl (FKA Globl Asset Svc)                          300
                                                        Enron Cambay Expl. & Prod. Company                              1,000
     Enron Fuels Services Holding Ltd.                  Enron MHC LNG India Ltd                                             2
     Metropolis Gas Company Private Limited             Enron India Private Ltd.                                      151,641
     Telecom MHC Limited                                Enron Development Funding Ltd.                             19,993,015
     Enron International India Ltd.                     Enron India CFH Ltd                                                 2
     Enron India CFH Ltd.                               Atlantic Commercial Finance Inc.                                8,210
                                                        Enron India LLC                                                   700
     Enron Middle East LLC                              Enron Oman Gas Ltd                                              1,000
                                                        Enron Gulf Holdings Ltd                                         1,000
                                                        Enron Caribbean Basin LLC                                      17,064
                                                        Enron Qatar Holdings Ltd.                                       1,000
                                                        Enron Jebel Ali Power Ltd.                                      1,000
                                                        Enron Oman Cooling Ltd.                                         1,000
                                                        Enron Saudi Holdings Ltd.                                       1,000
                                                        Enron Egypt Power Ltd                                           1,000
                                                        Enron Saudi Energy Ltd                                          1,000
     Enron Gulf Holdings Ltd.                           Enron Development Funding Ltd.                              5,396,484
                                                        Enron Netherlands Holdings BV                                  65,310
     Enron South America LLC                            PEI Transredes Services LLC                                   649,808
                                                        Enron Brazil Power Holdings VI Ltd.                             1,000
                                                        Enron Comercializadora de Energia Argent                      236,140
                                                        Enron Argentina CHESA Holdings, Inc.                            1,000
                                                        Bijupira - Salema Development Co Ltd                            1,000
                                                        Enron Brazil Power Holdings 19 Ltd                              1,000
                                                        Enron Corp.                                                25,319,247
                                                        Enron Caribbean Basin LLC                                     199,202
                                                        Transborder Gas Services II Ltd.                                1,000
                                                        Transborder Shipping Services Ltd.                              1,000
                                                        Enron Energia de Bolivia Holdings Ltd.                          1,000
                                                        Enron Net Works LLC                                           110,212
                                                        Enron Transportadora Uruguay Ltd                                1,000
                                                        ESA Energy Services Holdings Ltd.                               1,000
                                                        Prisma Energy Intl (FKA Globl Asset Svc)                       58,535
                                                        Generacion Mediterranea S. A.                              11,279,335
                                                        International Energy Investments of Peru                        1,000
                                                        International Energy Develop. of Peru                           2,000
                                                        International Energy Holdings of Peru                           1,000
     Enron Comercializadora de Energia Argentina S.A.   Enron Corp.                                                    16,033
                                                        Enron North America Corp.                                     491,324
                                                        EPCA Argentina                                                  1,052
                                                        Enron South America LLC                                       236,140
                                                        Generacion Mediterranea S. A.                                 271,623
     Enron Brazil Power Holdings I Ltd.                 Enron Corp.                                                 5,382,916
                                                        Enron Netherlands Holdings BV                               2,590,747
                                                        Enron Brazil Power Investments I Ltd                            2,000
     Enron Comercializadora de Energia Ltda.            Enron America do Sul Ltda. (815)                                5,407


Exhibit F, Schedule 4(a)                                        13



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     Enron Electric Power Brazil C.V.                   Enron Brazil Power Investments I Ltd                           13,480
     Enron do Brazil Holdings Ltd.                      Enron Corp.                                                 4,046,921
                                                        Enron Netherlands Holdings BV                               8,377,243
     Southern Cone Gas Ltd.                             Enron Net Works LLC                                                32
     Paulista Electrical Distribution L.L.C.            Enron Corp.                                                 1,725,956
     Travamark Two B.V.                                 Enron Pasuruan Power Corp.                                     10,046
     Offshore Power Production C.V.                     Enron Corp.                                                     8,155
                                                        Atlantic Commercial Finance Inc.                               14,493
                                                        Enron India LLC                                                 4,729
                                                        Enron Caribbean Basin LLC                                      20,118
     Enron Mauritius Company                            Atlantic Commercial Finance Inc.                               10,890
                                                        Enron Corp.                                                39,422,729
                                                        Enron Development Corp.                                    38,273,421
                                                        Enron India LLC                                             1,079,409
                                                        Enron Netherlands Holdings BV                               3,550,989
     Enron India Holdings Ltd.                          Enron Development Funding Ltd.                                 12,144
     Azurix Corp.                                       Azurix Europe Ltd.                                                259
                                                        Azurix Finance Corp. (FIN)                                  9,534,362
                                                        Azurix Isla Mujeres B.V.                                        3,419
                                                        Azurix Misiones S.R.L.                                         14,890
                                                        Azurix Cancun B.V.                                          9,282,165
     Operadora de Buenos Aires S.R.L.                   Azurix Corp.                                                2,340,258
     Azurix AGOSBA S.R.L.                               Azurix Corp.                                                  245,939
                                                        Azurix Finance Corp. (FIN)                                    202,508
                                                        Operadora de Buenos Aires S.R.L.                                1,050
     Azurix Argentina Services S.R.L.                   Azurix Argentina Holding Inc.                                     303
     Azurix Germany B.V.                                Azurix Corp.                                                   44,308
     Azurix IASA B.V.                                   Azurix Corp.                                                   15,876
     Azurix Mexico City B.V.                            Azurix Corp.                                                   17,008
     Bam Lease Company                                  Enron Corp.                                                50,426,967
                                                        LRCI, Inc.                                                      2,664
                                                        Enron Global LNG LLC                                                1
                                                        Enron Energy Services Operation, Inc.                         367,819
                                                        LRCI, Inc.                                                      3,113
                                                        Enron Global LNG LLC                                                1
                                                        ENA Assets Holdings L.P.                                      702,845
                                                        BAM Lease Company                                          48,741,541
                                                        Enron Energy Services Operations, Inc.                         50,052
                                                        Enron Corp.                                                 4,811,768
     CrossCountry Energy Corp.                          CGNN Holding Company, Inc.                                    182,212
     Blue Heron I LLC                                   SE Aquisition, L.P.                                            14,390
     ENA Asset Holdings L.P.                            Enron Corp.                                                45,797,916
                                                        Enron Capital & Trade Resources International                     188
                                                        Corp.
                                                        BAM Lease Company                                         285,163,137
     Merlin Acquisition L.P.                            Enron Corp.                                                15,439,572
     SE Acquisition, L.P.                               Enron Corp.                                               262,394,329
     SE Raptor L.P.                                     Enron Corp.                                                 2,464,688
     Woodlark, L.P.                                     Enron Corp.                                                   208,991
     Condor Share Trust                                 Enron Corp.                                             2,790,367,340
                                                        LRCI, Inc.                                                      3,113
                                                        Enron Global LNG LLC                                                1
                                                        ENA Assets Holdings L.P.                                      702,845
     Generacion Mediterranea, S.A.                      Enron Engineering and Construction Co.                         57,390
                                                        Enron Broadband Services, Inc.                                132,718
     Enron Capital Investments Corp.                    Enron Corp.                                                17,770,606
     Enron Broadband Services, Inc.                     Enron Gas Liquids, Inc.                                        24,494
                                                        ECT Global Resources Corp.                                      3,886
                                                        Enron Natural Gas Marketing Corp.                              43,070
                                                        ECT Diversified Investments, LLC                                1,975
                                                        ECT Merchant Investments Corp.                                  1,651
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                        91,599
                                                        Enron North America Corp.                                      86,968
                                                        Enron Reserve Acquisition Corp.                                41,574
                                                        Enron Administrative Services Corp.                            12,769


Exhibit F, Schedule 4(a)                                        14



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron Liquid Fuels, Inc.                                        4,504
                                                        Louisiana Gas Marketing Company                                 3,014
                                                        LRCI, Inc.                                                     19,912
                                                        EnRock, L.P.                                                        1
                                                        ECI - Texas, L.P.                                               1,232
                                                        EnRock Management, LLC                                        180,104
                                                        Generacion Mediterranea S. A.                                 132,718
                                                        Enron Operations L.P.                                             230
                                                        Enron Power Marketing, Inc.                                   482,541
                                                        MEGS, L.L.C.                                                    2,461
                                                        Enron Communications India I, Ltd.                              1,000
                                                        Peregrine I L.L.C.                                             47,796
                                                        Enron Global LNG LLC                                            2,045
                                                        EBS Global Cable and Satellite, Inc                             1,085
                                                        Enron LNG Marketing LLC                                         5,726
                                                        Enron Broadband Services, LP                                  282,940
                                                        Enron Net Works LLC                                         1,840,074
                                                        ECT Investment Inc.                                             7,107
                                                        Enron Energy Marketing Corp                                   141,015
                                                        Enron Property & Services Corp.                                96,879
                                                        Kingfisher I LLC                                               47,796
                                                        Enron Energy Information Solutions, Inc.                          247
                                                        Enron Overseas Services Corp                                   36,987
                                                        Enron Energy Services, Inc.                                   577,083
                                                        Big Island VIII, L.L.C.                                             3
                                                        EBS - Ventures, L.L.C.                                            100
                                                        ECTMI Trutta Holdings LP                                       21,523
                                                        ENA Upstream Company, LLC                                       5,243
                                                        BAM Lease Company                                              20,918
                                                        Enron Broadband Svcs of Virginia, Inc.                          1,000
                                                        Compagnie Papiers Stadacona Ltee.                             217,333
                                                        Enron Freight Markets Corp.                                     1,232
                                                        EESO Merchant Investments Inc.                                  5,177
                                                        Enron Bandwith Canada, Inc.                                     1,000
                                                        The New Energy Trading Company                                 20,763
                                                        Enron Energy Services North America, Inc                        2,497
     EBS Global Cable and Satellite, Inc.               Enron Corp.                                                     2,145
     Enron Broadband Services, L.P.                     Enron Gas Liquids, Inc.                                           418
                                                        Enron Energy Services, Inc.                                       883
                                                        LRCI, Inc.                                                      1,112
                                                        Enron Power Marketing, Inc.                                    54,518
                                                        Enron Global LNG LLC                                                2
                                                        Enron Energy Services Operation, Inc.                         784,746
     Enron Broadband Investments Corp.                  Enron Communications Investments Corp                      15,144,526
                                                        EBS Investments, L.L.C.                                     1,745,526
                                                        Enron NetWorks Investments, L.L.C.                             41,109
     Enron Broadband Services Canada Inc.               Enron Corp.                                                   131,324
     Enron Broadband Services Asia/Pacific Pte Ltd      Enron Broadband Servs Netherlands B.V.                          2,211
                                                        Enron Broadband Servs. Netherlands 2 BV                             1
                                                        Enron Corp.                                                         3
     Enron Broadband Services Japan K.K.                Enron Broadband Servs Netherlands B.V.                             19
     Enron Broadband Services Network Y.K.              Enron Broadband Servs Netherlands B.V.                             21
     Enron Broadband Services Operating Company B.V.    Enron Broadband Servs Netherlands B.V.                            840
                                                        Enron Broadband Servs. Netherlands 2 BV                            41
     Enron India CDS Holdings Ltd.                      Enron Communications India I, Ltd.                                 43
     Enron Communications Leasing Corp.                 Enron Broadband Services, Inc.                                390,000
                                                        Enron Net Works LLC                                               438
     Enron Global Communications, Ltd.                  Enron Corp.                                                       916
     Modulus Technologies, Inc.                         Enron Corp.                                                     4,841
     Enron Energy Services International Co.            Enron Corp.                                                   454,821
     Enron Energy Services Canada Corp.                 Enron Energy Services, Inc.                                        43
                                                        Enron Corp.                                                    75,282
     Enron Direct Canada Corp.                          Enron Energy Sevices Canada Corp.                               1,083
     Enron Direct Limited Partnership                   Enron Energy Sevices Canada Corp.                                 151


Exhibit F, Schedule 4(a)                                        15



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron Direct Canada Corp.                                     167,367
     Enron Energy Services International Leasing, Inc.  Enron Corp.                                                   196,550
                                                        EES Settlement LLC                                            187,515
     Enron Energy Services, LLC                         Porcupine I                                                    19,159
                                                        Pronghorn I                                                 4,074,562
                                                        Enron Broadband Services, Inc.                              2,663,686
                                                        121 SW Salmon Street Corporation                               25,645
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                       323,539
                                                        Enron Federal Solutions, Inc                                   41,308
                                                        Enron North America Corp.                                  13,045,044
                                                        Enron Canada Corp.                                                 12
                                                        Peregrine I L.L.C.                                            164,473
                                                        Kingfisher I LLC                                              164,473
                                                        Enron Global Markets LLC                                    2,896,727
                                                        Enron Industrial Market LLC                                 5,922,917
                                                        ServiceCo Operations, Inc                                     792,228
                                                        ServiceCo Holdings, Inc                                       339,056
                                                        Intergrated Process Technologies LLC                          870,494
                                                        Enron Energy Services North America, Inc                       16,523
                                                        EES Settlement LLC                                            367,934
                                                        Enron Energy Services, LLC                                  1,194,908
     EES Property Services, Inc.                        Enron Corp.                                                     4,874
                                                        Enron Energy Services Operation, Inc.                             566
                                                        Enron Energy Services North America, Inc                           90
                                                        EES Settlement LLC                                              3,300
                                                        LRCI, Inc.                                                        105
                                                        Enron Energy Services Operation, Inc.                          18,191
     Enron Acquisition III Corp.                        Enron Corp.                                                   316,942
                                                        LRCI, Inc.                                                         17
                                                        Enron Energy Marketing Corp                                       914
                                                        Enron Energy Services Operation, Inc.                           2,563
     Enron Energy Marketing Corp.                       Enron Gas Liquids, Inc.                                           206
                                                        Enron Energy Services, Inc.                                 6,051,753
                                                        Enron Reserve Acquisition Corp.                                    28
                                                        Enron Administrative Services Corp.                                20
                                                        Enron Liquid Fuels, Inc.                                            8
                                                        LRCI, Inc.                                                      6,919
                                                        Peregrine I L.L.C.                                                169
                                                        Enron Global LNG LLC                                                1
                                                        Enron LNG Marketing LLC                                            13
                                                        Enron Broadband Services, LP                                        4
                                                        Enron Net Works LLC                                        14,422,478
                                                        ECT Investment Inc.                                                29
                                                        Kingfisher I LLC                                                  169
                                                        Enron Energy Services Operation, Inc.                       6,241,620
                                                        ECTMI Trutta Holdings LP                                          328
                                                        ENA Upstream Company, LLC                                           5
                                                        Compagnie Papiers Stadacona Ltee.                                  82
                                                        Enron Freight Markets Corp.                                        22
                                                        EESO Merchant Investments Inc.                                    246
                                                        The New Energy Trading Company                                      2
                                                        Enron Energy Services North America, Inc                            6
                                                        LRCI, Inc.                                                     45,361
                                                        Enron Energy Services Operation, Inc.                      38,562,911
                                                        Clinton Energy Mgmt. Services, Inc.                           696,948
                                                        Enron Acquisition III Corp                                    102,207
                                                        Transwestern Pipeline Company                                   1,878
                                                        Risk Management & Trading Corp.                                     1
                                                        Enron Energy Services North America, Inc.                     242,289
                                                        EES Settlement LLC                                            239,669
                                                        LRCI, Inc.                                                        133
                                                        Enron Net Works LLC                                            17,931
     Omicron Enterprises, Inc.                          Enron Corp.                                                 1,195,453
     Artemis Associates, L.L.C.                         EFS-CMS, Inc                                                      571
     Enron Facility Services, Inc.                      EFS Holdings, Inc                                          24,830,383


Exhibit F, Schedule 4(a)                                        16



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Williard, Inc.                                              1,850,142
                                                        Enron Net Works LLC                                         3,488,896
     EFS II, Inc.                                       Enron Corp.                                                     1,032
     EFS Holdings, Inc.                                 EFS I, Inc. (fka Limbach Facility Svcs)                    22,651,859
                                                        EFS VII, Inc. (fka Limbach Co. Holding)                            62
                                                        EFS Corporate Services, Inc.                                1,203,187
                                                        EFS XV, Inc. (fka Mechanical Prof Svcs)                        67,376
                                                        EFS XI, Inc. (fka PBM Mechanical Inc.)                      2,624,468
                                                        EFS XII, Inc. (fka MEP Services, Inc.)                        530,978
                                                        EFS X, Inc.                                                 1,535,884
                                                        Linc Mechanical Services, Inc.                                  6,104
                                                        Linc Service Company                                            2,620
     EES Service Holdings, Inc.                         Enron Net Works LLC                                           563,884
                                                        ServiceCo Holdings, Inc                                       861,643
     ServiceCo Holdings, Inc.                           Enron Corp.                                                   194,809
                                                        Pierce Mechanical                                              31,434
                                                        Limbach Company                                                62,274
                                                        The Linc Corporation Holding Company                              120
                                                        The Linc Corporation                                            6,409
                                                        The Linc Company                                                  203
                                                        Affiliated Building Services Inc Hldg Co                          120
                                                        Affliated Building Service, Ind.                              230,211
                                                        Enron EES Acquisition I Corp                                      120
                                                        Enron North America Corp.                                          73
                                                        Enron Net Works LLC                                               126
                                                        Enron Ene Srvc Process Technologies, Inc                      770,018
                                                        Linc Service Holdings, Inc.                                       170
                                                        ServiceCo Operations, Inc                                 137,646,264
                                                        Philidelphia Airport Services                                   3,567
                                                        ServiceCo Technology, Inc                                       1,000
     ServiceCo Operations, Inc.                         Intergrated Process Technologies LLC                      180,755,707
                                                        ServiceCo Corporate Services Inc.                         199,121,820
     *TCTJB IV, Inc., fka Affiliated Building           EFS Corporate Services, Inc.                                   43,284
     Services, Inc. Holding Company
                                                        The Linc Corporation                                          297,265
                                                        Affliated Building Service, Ind.                            1,572,741
                                                        Enron EES Acquisition I Corp                                  186,569
                                                        ServiceCo Operations, Inc                                      31,849
     *TCTJB V, Inc., fka Affiliated Building Services,  EFS I, Inc. (fka Limbach Facility Svcs)                           393
     Inc.
                                                        Affiliated Building services, Inc, Invst                   15,486,523
                                                        Enron Property & Services Corp.                                80,741
                                                        Enron Energy Services Operation, Inc.                             919
                                                        ServiceCo Corporate Services Inc.                           8,559,400
                                                        Philidelphia Airport Services                                   2,818
     *TCTJB VII, Inc., fka The Linc Corporation         The LINC Corporation Investment Co                              3,724
     Holding Company
     *TCTJB VIII, Inc., fka The Linc Corporation        Enron Corp.                                                       895
                                                        The Linc Corporation Holding Company                            3,724
                                                        The LINC Corporation Investment Co                          1,394,391
                                                        ServiceCo Operations, Inc                                     915,885
     Enron Energy Services Process Technologies, Inc.   Enron Corp.                                                   219,810
                                                        Intergrated Process Technologies LLC                        6,937,536
     *TCTJB X, Inc., fka Integrated Process             ServiceCo Corporate Services Inc.                             507,324
     Technologies, LLC
                                                        ServiceCo Holdings, Inc                                   191,556,680
     *TCTJB II, Inc., fka Linc Mechanical Services,     EFS I, Inc. (fka Limbach Facility Svcs)                        79,287
     Inc.
                                                        ServiceCo Operations, Inc                                   9,824,939
                                                        ServiceCo Holdings, Inc                                        78,033
     *TCTJB III, Inc., fka Linc Service Company         EFS I, Inc. (fka Limbach Facility Svcs)                        22,500
                                                        ServiceCo Holdings, Inc                                           281
     *TCTJB XII, Inc., fka Pierce Mechanical, Inc.      Enron Corp.                                                   333,165
                                                        Limbach Company                                               175,307
     *TCTJB XIII, Inc., fka The Linc Company            EFS Holdings, Inc                                                  44


Exhibit F, Schedule 4(a)                                        17



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     EFS Construction Management Services, Inc.         EFS I, Inc. (fka Limbach Facility Svcs)                           162
                                                        Harper Mechanical Corporation                                   2,965
                                                        Williard, Inc.                                                 18,645
                                                        LRCI, Inc.                                                     10,855
                                                        Enron Global LNG LLC                                               20
     EFS III, Inc.                                      Williard, Inc.                                                396,066
     EFS IV, Inc.                                       Enron Broadband Services, Inc.                                 91,599
                                                        EFS II (fka EFS Construction & Svcs Co)                        23,161
                                                        EFS Holdings, Inc                                             711,455
                                                        EFS XV, Inc. (fka Mechanical Prof Svcs)                           466
                                                        Enron North America Corp.                                   1,062,626
                                                        Enron Energy Services Operation, Inc.                         925,191
                                                        Enron Global Markets LLC                                       83,212
                                                        Enron Industrial Market LLC                                   172,444
     EFS V, Inc.                                        Williard, Inc.                                              1,417,007
     EFS Corporate Services, Inc.                       ServiceCo Corporate Services Inc.                             286,337
     EFS XIII, Inc.                                     Enron Corp.                                                   228,123
                                                        EFS Holdings, Inc                                             404,972
     EFS XVII, Inc.                                     EFS Holdings, Inc                                             333,258
     EFS VIII, Inc.                                     EFS Holdings, Inc                                             224,165
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                         8,552
     EFS IX, Inc.                                       EFS Holdings, Inc                                           2,929,510
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                        19,344
     EFS XV, Inc.                                       EFS I, Inc. (fka Limbach Facility Svcs)                         1,602
     Pintail I LP                                       Enron Energy Services Operation, Inc.                             379
     Enron Engineering & Construction Company           Enron Power Corp.                                             434,842
                                                        Enron Power Services BV                                            32
                                                        Generacion Mediterranea S. A.                                  57,390
                                                        Enron Corp.                                                13,225,487
                                                        Enron Middle East LLC                                              11
                                                        OEC Holding Ltd.                                              218,880
                                                        Enron Global LNG LLC                                                1
                                                        Enron Equipment Procurement Company                         2,244,174
                                                        Enron Net Works LLC                                            55,846
                                                        Enron Power & Industrial Construction Co                          447
                                                        Smith/Enron Cogen Ltd Partnership                           2,400,000
     Enron Power & Industrial Construction Company      Enron Corp.                                                 1,637,962
     EPC Estate Services, Inc.                          Enron Corp.                                                16,222,685
                                                        Northern Plains Natural Gas Company                             2,378
                                                        Thai NEPCO Co., Ltd.                                          303,091
                                                        NEPCO Power Procurement Co.                                     2,550
     NEPCO Power Procurement Company                    Enron Corp.                                                 2,687,734
     Operational Energy Corp.                           Enron Engineering and Construction Co.                        397,172
                                                        EPC Estate Services, Inc.                                       2,337
     Enron Gaza Operations Ltd.                         OEC Holding Ltd.                                              157,703
     Enron Equity Corp.                                 ECT Columbia P/L Holdings 1 Ltd.                           12,438,883
     Enron Light Hydrocarbons France                    Enron Netherlands Holdings BV                                  39,795
     Enron European Power Investor LLC                  Big Island VI, L.L.C.                                             100
     Enron Expat Services Inc.                          Enron Engineering and Construction Co.                         63,399
                                                        Enron Power Corp.                                              41,751
                                                        Enron North America Corp.                                       9,936
                                                        Enron Asia-Pacific.Africa/China LLC                               263
                                                        EGEP Services Inc.                                             11,312
                                                        Enron Caribbean Basin LLC                                     149,596
                                                        Enron Net Works LLC                                             6,392
                                                        Generacion Mediterranea S. A.                                 875,887
     Enron Overseas Services Corp.                      Enron Corp.                                                   306,117
                                                        Enron Expat Services Inc.                                       8,919
                                                        Prisma Energy Global Expat Services LLC                         7,080
                                                        Enron Caribe III Ltd                                           44,958
     Enron Finance Management, LLC                      Enron Corp.                                                13,707,317
     Enron Asset Holdings, LLC                          Enron LNG Power (Atlantic) Ltd.                                 3,683
                                                        Psyche, LLC                                                       100
                                                        Enron Corp.                                                 8,358,138
     Enron LNG Power (Atlantic) Ltd.                    LNG Power I LLC                                                 2,198


Exhibit F, Schedule 4(a)                                        18



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        LNG Power Il, LLC                                               2,205
                                                        Enron Caribbean Basin LLC                                         105
     Enron Global Exploration & Production, Inc.        Enron Corp.                                                   201,330
                                                        EGEP China Company                                              7,310
                                                        Enron Oil & Gas India Company                                   9,900
     EGEP Services Inc.                                 Enron Global Expl. & Prod. Inc.                                 9,956
                                                        Enron Net Works LLC                                           164,538
                                                        Enron Corp.                                                 1,170,417
                                                        Enron Oil & Gas China Ltd.                                      7,309
                                                        Risk Management & Trading Corp.                               680,032
     EGEP China Inc.                                    EGEP China Company                                                998
     EGEP China Company                                 EOGI China Company                                              1,000
                                                        EGEP Services Inc.                                            101,000
                                                        ECT Global Resources Corp.                                      4,579
                                                        Enron Natural Gas Marketing Corp.                              73,682
                                                        Enron Broadband Services, Inc.                                 54,644
                                                        ECT Diversified Investments, LLC                                2,174
                                                        ECT Merchant Investments Corp.                                  2,312
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                        83,232
                                                        Enron North America Corp.                                   1,161,670
                                                        Enron Reserve Acquisition Corp.                                60,069
                                                        Enron Administrative Services Corp.                            15,291
                                                        Enron Liquid Fuels, Inc.                                        4,740
                                                        Louisiana Gas Marketing Company                                 3,409
                                                        LRCI, Inc.                                                     18,563
                                                        Enron Power Marketing, Inc.                                   658,654
                                                        MEGS, L.L.C.                                                    3,633
                                                        Peregrine I L.L.C.                                             53,867
                                                        Enron Global LNG LLC                                            1,721
                                                        Enron LNG Marketing LLC                                         7,288
                                                        Enron Broadband Services, LP                                    8,975
                                                        Enron Net Works LLC                                           707,932
                                                        ECT Investment Inc.                                             7,918
                                                        Enron Capital & Trade Resources Intl                           20,045
                                                        Enron Energy Marketing Corp                                   138,124
                                                        Kingfisher I LLC                                               53,866
                                                        Enron Energy Information Solutions, Inc.                          289
                                                        Enron Energy Services, Inc.                                   658,102
                                                        Enron Trading Services Inc                                      2,240
                                                        Garden State Paper LLC                                          8,162
                                                        ECTMI Trutta Holdings LP                                       11,011
                                                        ENA Upstream Company, LLC                                       4,415
                                                        BAM Lease Company                                              28,919
                                                        Compagnie Papiers Stadacona Ltee.                             186,346
                                                        Enron Freight Markets Corp.                                     1,726
                                                        EESO Merchant Investments Inc.                                  1,712
                                                        The New Energy Trading Company                                 22,993
                                                        Enron America do Sul Ltda. (815)                                2,196
                                                        Enron Energy Services North America, Inc                        3,013
     Enron Freight Markets Corp.                        Enron Corp.                                                   385,582
                                                        LRCI, Inc.                                                         40
                                                        Enron Energy Services Operation, Inc.                          10,764
     Enron (Bermuda) Limited                            Enron Development Funding Ltd.                              2,956,442
     Enron Hrvatska Development B.V.                    Enron Capital & Trade Res. - Europe B.V.                        2,389
     Enron Industrial Markets LLC                       Enron Gas Liquids, Inc.                                        37,019
                                                        ECT Global Resources Corp.                                      4,943
                                                        Enron Natural Gas Marketing Corp.                              98,810
                                                        Enron Broadband Services, Inc.                                 68,924
                                                        ECT Diversified Investments, LLC                                2,361
                                                        ECT Merchant Investments Corp.                                  2,366
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                        96,664
                                                        Enron North America Corp.                                   1,396,168
                                                        Enron Reserve Acquisition Corp.                                62,428
                                                        Enron Administrative Services Corp.                            20,698
                                                        Enron Liquid Fuels, Inc.                                        5,684


Exhibit F, Schedule 4(a)                                        19



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Louisiana Gas Marketing Company                                 3,669
                                                        LRCI, Inc.                                                     20,113
                                                        Enron Power Marketing, Inc.                                   795,508
                                                        MEGS, L.L.C.                                                    3,592
                                                        Peregrine I L.L.C.                                             78,175
                                                        Enron Global LNG LLC                                            2,702
                                                        Enron LNG Marketing LLC                                         9,020
                                                        Enron Broadband Services, LP                                   10,362
                                                        Enron Net Works LLC                                           371,619
                                                        ECT Investment Inc.                                            22,197
                                                        Enron Capital & Trade Resources Intl                          143,948
                                                        Enron Energy Marketing Corp                                   171,717
                                                        Kingfisher I LLC                                               78,175
                                                        Enron Energy Information Solutions, Inc.                          411
                                                        Enron Energy Services, Inc.                                   769,568
                                                        Enron Trading Services Inc                                      2,306
                                                        Garden State Paper LLC                                         10,927
                                                        ECTMI Trutta Holdings LP                                       56,245
                                                        ENA Upstream Company, LLC                                      12,940
                                                        BAM Lease Company                                              29,839
                                                        Compagnie Papiers Stadacona Ltee.                             238,875
                                                        Enron Freight Markets Corp.                                     2,897
                                                        EESO Merchant Investments Inc.                                 15,635
                                                        The New Energy Trading Company                                 25,123
                                                        Enron Energy Services North America, Inc                        4,527
                                                        EIM Holdings (Netherlands) BV                                   1,051
                                                        Enron Power Corp.                                              65,190
                                                        LRCI, Inc.                                                     20,516
                                                        Enron Corp.                                                 3,210,705
                                                        Enron Global LNG LLC                                               34
                                                        Enron Energy Services Operation, Inc.                       2,809,706
                                                        Hansen Investments Co.                                      1,932,556
                                                        Newman Investments Ltd.                                         5,673
                                                        Stadacona Holdco 1 Inc.                                   165,567,514
     EIM Holdings (US) Inc.                             Enron Corp.                                                    22,174
     Garden State Paper Company, LLC                    Enron Gas Liquids, Inc.                                        17,311
                                                        ECT Global Resources Corp.                                      3,652
                                                        Enron Natural Gas Marketing Corp.                              33,064
                                                        Enron Capital & Trade Resources International                  19,227
                                                        Corp.
                                                        Enron Broadband Services, Inc.                                 26,663
                                                        ECT Diversified Investments, LLC                                1,726
                                                        ECT Merchant Investments Corp.                                  1,903
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                        63,221
                                                        Enron North America Corp.                                     815,485
                                                        Enron Reserve Acquisition Corp.                                46,517
                                                        Enron Administrative Services Corp.                            10,079
                                                        Enron Liquid Fuels, Inc.                                        2,930
                                                        Louisiana Gas Marketing Company                                 2,713
                                                        LRCI, Inc.                                                     14,993
                                                        Enron Power Marketing, Inc.                                   488,491
                                                        MEGS, L.L.C.                                                    3,044
                                                        Peregrine I L.L.C.                                             36,181
                                                        Enron Global LNG LLC                                              518
                                                        Enron LNG Marketing LLC                                         5,807
                                                        Enron Broadband Services, LP                                    6,792
                                                        Enron Net Works LLC                                           414,097
                                                        ECT Investment Inc.                                             5,275
                                                        Enron Energy Marketing Corp                                    88,530
                                                        Kingfisher I LLC                                               36,181
                                                        Enron Energy Information Solutions, Inc.                          203
                                                        Enron Energy Services Operation, Inc.                         274,677
                                                        Enron Energy Services, Inc.                                   503,145
                                                        ECTMI Trutta Holdings LP                                        4,554
                                                        ENA Upstream Company, LLC                                       3,081


Exhibit F, Schedule 4(a)                                        20



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        BAM Lease Company                                              23,695
                                                        Compagnie Papiers Stadacona Ltee.                             137,184
                                                        Enron Freight Markets Corp.                                     1,215
                                                        EESO Merchant Investments Inc.                                  1,213
                                                        Sundance Industrial Partners                                  864,104
                                                        The New Energy Trading Company                                 18,213
                                                        Enron Energy Services North America, Inc                        2,037
     Enron International Asset Management Corp.         Enron South America LLC                                       179,412
     Enron International Asia Corp.                     Enron Corp.                                                   374,365
                                                        Enron Intl Asia (fka Enron JV Mgmt Asia)                      533,309
     Enron International Holdings Corp.                 Enron Java Power Corp.                                          1,000
                                                        Enron Asia-Pacific.Africa/China LLC                            72,956
     Enron Global Inc.                                  Enron Corp.                                                    18,937
     Enron International Development Services LLC       Enron Corp.                                                   818,458
                                                        Enron Caribbean Basin LLC                                     761,776
     India Power Ventures Inc.                          Enron Pasuruan Power Corp.                                      9,800
     Enron International Inc.                           EPCA Argentina                                              1,822,763
                                                        Generacion Mediterranea S. A.                               3,699,540
     Enron Investment Partners Co.                      Enron North America Corp.                                       7,122
                                                        Enron Corp.                                                    13,495
     HEOF Management II Corp.                           Enron Corp.                                                    19,573
     HEOF Management Corp.                              Enron Corp.                                                    11,857
                                                        Enron Energy Services, Inc.                                     2,038
                                                        LRCI, Inc.                                                        351
                                                        Enron Power Marketing, Inc.                                   268,201
                                                        Enron Net Works LLC                                             8,353
                                                        Enron Energy Services Operation, Inc.                          52,424
                                                        Enron Fuels Caribbean, L.P.                                    10,041
     Enron Management, Inc.                             Enron Net Works LLC                                               278
                                                        Prisma Energy Intl (FKA Globl Asset Svc)                       30,273
     Enron Netherlands Holding B.V.                     Atlantic Commercial Finance Inc.                               93,823
                                                        Enron Servicios de Mexico, S de RL de CV                       38,089
                                                        Enron Broadband Servs Netherlands B.V.                            564
                                                        Enron Netherlands B.V.                                      1,681,708
                                                        Enron Boliva CV                                               108,589
                                                        Enron Broadband Services Italy SrL                              1,361
                                                        Enron Broadband Svcs Asia/Pacif Pte Ltd.                       16,910
                                                        EPE-Empresa Produtora de Energia Ltda                       7,191,974
     Enron Net Works LLC                                Houston Pipe Line Company                                       3,145
                                                        Enron Gas Liquids, Inc.                                     1,613,534
                                                        ECT Global Resources Corp.                                     17,913
                                                        Enron Servicios de Mexico, S de RL de CV                       12,014
                                                        Enron Wind Systems, Inc.                                       12,263
                                                        Enron Capital & Trade Resources International               6,121,203
                                                        Corp.
                                                        ECT Diversified Investments, LLC                               18,733
                                                        ECT Merchant Investments Corp.                                 23,050
                                                        Enron Europe Operations (advisor) Ltd.                          2,594
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                       769,615
                                                        Enron North America Corp.                                   8,197,342
                                                        Enron Operations Services Corp.                             2,340,195
                                                        Enron Reserve Acquisition Corp.                               575,061
                                                        EGP Fuels Company                                                 721
                                                        Enron Administrative Services Corp.                           110,746
                                                        Louisiana Resource Company                                      6,923
                                                        Louisiana Gas Marketing Company                                12,949
                                                        LRCI, Inc.                                                     55,673
                                                        Enron Power Marketing, Inc.                                14,440,901
                                                        MEGS, L.L.C.                                                   50,840
                                                        Enron India LLC                                               413,089
                                                        Peregrine I L.L.C.                                          1,503,866
                                                        Enron Middle East LLC                                         122,956
                                                        Enron LNG Marketing LLC                                        41,911
                                                        Enron Broadband Services, LP                                   13,742
                                                        ECT Investment Inc.                                           103,774


Exhibit F, Schedule 4(a)                                        21



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron NetWorks Investments, L.L.C.                             32,090
                                                        Artemis Associates, Inc.                                    5,358,060
                                                        Kingfisher I LLC                                            1,503,866
                                                        Enron Energy Information Solutions, Inc.                        7,135
                                                        EPC Estate Services, Inc.                                      95,717
                                                        Operational Energy Corp                                       642,886
                                                        Enron Energy Services Operation, Inc.                       2,300,286
                                                        Enron Energy Services, Inc.                                 9,586,297
                                                        ClickPaper.com, L.L.C.                                        354,414
                                                        Enron Pipeline Services Company                               349,049
                                                        Enron Asset Management Resources, Inc                         990,840
                                                        ECTMI Trutta Holdings LP                                    1,201,595
                                                        ENA Upstream Company, LLC                                     492,203
                                                        BAM Lease Company                                              53,681
                                                        Compagnie Papiers Stadacona Ltee.                           1,917,983
                                                        Enron Freight Markets Corp.                                   108,968
                                                        EESO Merchant Investments Inc.                                520,723
                                                        ServiceCo Operations, Inc                                       3,503
                                                        121 SW Salmon Street Corporation                               29,248
                                                        The New Energy Trading Company                                 85,418
                                                        CGNN Holding Company, Inc.                                     15,151
                                                        Prisma Energy Intl (FKA Globl Asset Svc)                    1,538,605
                                                        ESAE-Empresa Sul Americana de EnergiaLtd                          109
                                                        Generacion Mediterranea S. A.                                 115,453
                                                        Enron Renewable Energy Corp                                   169,031
                                                        Enron Net Works LLC                                             7,651
     Enron Net Works Investments, L.L.C.                Enron Corp.                                                   443,455
                                                        ECT Merchant Investments Corp.                                277,994
                                                        Enron Global Markets LLC                                        6,750
                                                        Enron Australia Pty. Limited                                    9,204
                                                        Enron Net Works LLC                                               892
     Enron North America Corp.                          Enron Finance Corp.                                            96,134
                                                        ECT Strategic Value Corp.                                         200
                                                        Transwestern Pipeline Company                               1,220,599
                                                        Enron CASH Company No. 1                                          137
                                                        Enron Gas Liquids, Inc.                                     9,236,186
                                                        ECT Global Resources Corp.                                     31,417
                                                        Enron Oregon Services, Inc.                                        50
                                                        Enron California Municipal Services, Inc                           75
                                                        Enron Energy Services, Inc.                                15,182,609
                                                        Enron Capital & Trade Res. - Europe B.V.                      325,926
                                                        Enron Mexico Holdings I Ltd                                       400
                                                        ECT Equity Corp.                                                   60
                                                        ECT Investing Corp.                                               138
                                                        ECT Diversified Investments, LLC                               14,015
                                                        ECT WR-Z LLC                                                        1
                                                        Enron Capital III Corp                                            138
                                                        Enron Capital IV Corp                                             138
                                                        Enron Capital North America Corp                                  138
                                                        ECT Merchant Investments Corp.                                 18,791
                                                        Enron Finance Holding Corp.                                       138
                                                        Wiltshire Finance Asset Company, LLC                              200
                                                        JILP - L.P., Inc.                                              21,632
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                       700,557
                                                        ECT Coal Company No. 1 LLC                                        200
                                                        Enron Operations Services Corp.                                75,875
                                                        Enron Reserve Acquisition Corp.                             6,059,952
                                                        ECM LLC                                                           200
                                                        Enron Capital Corp. (formerly JILP-G.P)                        58,043
                                                        Enron Capital Mgmt Limited P/S                                    200
                                                        Calvert City Power I LLC                                      153,839
                                                        ECT Securities LP Corp                                            250
                                                        Richmond Power Enterprise L.P.                                    200
                                                        Kendall New Century Development LLC                            66,497
                                                        Enron Liquid Fuels, Inc.                                      472,456


Exhibit F, Schedule 4(a)                                        22



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron Operations L.P.                                             754
                                                        Enron Power Marketing, Inc.                               378,450,386
                                                        MEGS, L.L.C.                                                   13,292
                                                        Peregrine I L.L.C.                                          1,307,331
                                                        Enron Global LNG LLC                                           65,685
                                                        Enron MW, LLC                                              10,520,578
                                                        Enron LNG Marketing LLC                                       562,900
                                                        Lauderdale Land Development Co, LLC                           634,406
                                                        Enron Broadband Services, LP                                  116,207
                                                        Titan Land Development LLC                                    125,024
                                                        Position Land Development LLC                                   7,437
                                                        Brave Land Development Co, LLC                                 77,906
                                                        Calcasieu Development Co, LLC                                  53,886
                                                        Jefferson Davis Development Co, LLC                               211
                                                        St. Charles Development Co, LLC                                47,410
                                                        Stoddard Development Co, LLC                                    2,441
                                                        Broward Development Co, LLC                                   106,465
                                                        St. Lucie Development Co, LLC                                     620
                                                        Palm Beach Development Co, LLC                                272,854
                                                        Sawgrass Development Co, LLC                                   48,456
                                                        County Line Development Co, LLC                                 8,499
                                                        Shelby Power I, LLC                                            84,467
                                                        Wood Development Co, LLC                                        9,450
                                                        Enron Energy Marketing Corp                                 5,771,829
                                                        Athens Development Co, LLC                                    165,602
                                                        Hartwell Development Co, LLC                                   63,635
                                                        Roseville Energy Facility, LLC                              1,976,055
                                                        Weather Alert, Inc.                                         6,417,057
                                                        Kingfisher I LLC                                            1,307,331
                                                        Delta Land Development Co, LLC                                184,184
                                                        Enron Energy Information Solutions, Inc.                        6,257
                                                        ECT Eocene Enterprises, Inc.                               11,704,119
                                                        HGK Enterprises GP, Inc.                                          138
                                                        HGK Enterprises LP, Inc.                                          138
                                                        ECT Eocene Enterprises II, Inc.                            63,071,030
                                                        Master Land Development Co, LLC                                 4,518
                                                        Enron Metals & Commodity Corp                                     694
                                                        Midway Development Co, LLC                                    519,436
                                                        Enron Finance Partners, LLC                               524,043,273
                                                        Antelope Valley Energy Facility LLC                            73,945
                                                        Porcupine I                                                33,352,833
                                                        Deerfield Beach Energy Center, LLC                             12,645
                                                        Boreas Holdings Corp.                                             138
                                                        NAPA I, L.L.C.                                                    100
                                                        ENA Upstream Company, LLC                                   5,359,142
                                                        BAM Lease Company                                             163,121
                                                        EIM Holdings (Netherlands) BV                                     264
                                                        EIM Holdings II (Netherlands) BV                                3,505
                                                        KCSE Star, LLC                                                    275
                                                        Compagnie Papiers Stadacona Ltee.                           2,709,719
                                                        EESO Merchant Investments Inc.                                644,474
                                                        Enron Engineering & Operational Serv Co.                           48
                                                        LOA, Inc.                                                       3,942
                                                        CommodityLogic, LLC                                         2,699,336
                                                        The New Energy Trading Company                                156,708
                                                        Compress Svcs-Hubbard (Acctg Ent of 364)                    3,851,176
                                                        Generacion Mediterranea S. A.                               2,552,011
                                                        Enron Energy Services North America, Inc                       74,980
                                                        Enron Distribuidora de Petroleo e Deriva                          201
                                                        Clinton Energy Mgmt. Services, Inc.                         4,300,623
                                                        ECT Investments, Holding Corp                                     138
                                                        ECT Investment Inc.                                           199,223
                                                        Enron Trading Services Inc                                         12
                                                        ECTMI Trutta Holdings LP                                    1,529,248
                                                        Enron Freight Markets Corp.                                    47,442


Exhibit F, Schedule 4(a)                                        23



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Ponderosa Assets, LP                                      746,276,220
                                                        Enron Mexico I B.V.                                             9,720
                                                        Enron Mexico II B.V.                                            9,882
                                                        Enron Mexico III B.V.                                           8,541
                                                        Enron Mexico IV B.V.                                           10,165
                                                        Enron Comercializadora de Energia Argent                      491,324
                                                        Enron Mexico V B.V.                                            15,948
                                                        Enron Mexico VI B.V.                                            7,036
                                                        Enron Mexico VII B.V.                                           8,644
                                                        Enron Mexico VIII B.V.                                          6,691
                                                        Enron Mexico IX B.V.                                            6,184
                                                        Sequoia Financial Assets LLC                            1,990,990,446
                                                        Enron Energia Noroeste B.V.                                     6,691
                                                        Enron Cogeneracion Metropolitana B.V.                           9,113
                                                        Enron Mexico XIII B.V.                                          5,370
                                                        Enron Mexico XIV B.V.                                           1,796
                                                        Enron Mexico XV B.V.                                            2,247
                                                        Enron Mexico XVI B.V.                                           2,696
                                                        Enron Mexico XVII B.V.                                          4,323
                                                        Enron Mexico XVIII B.V.                                         2,191
                                                        Enron America do Sul Ltda.                                     12,641
                                                        Intergrated Process Technologies LLC                              365
                                                        Enron America do Sul Ltda. (815)                               25,170
                                                        ECTR Mexico Holdings BV (formerly 23R)                        394,795
     Agave VPP, LCC                                     Enron North America Corp.                                       1,659
     EBF LLC                                            Enron Gas Liquids, Inc.                                         2,563
                                                        ECT Global Resources Corp.                                        484
                                                        Enron Natural Gas Marketing Corp.                               4,108
                                                        Enron Broadband Services, Inc.                                  5,450
                                                        ECT Diversified Investments, LLC                                  239
                                                        ECT Merchant Investments Corp.                                    173
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                        12,559
                                                        Enron North America Corp.                                   2,316,545
                                                        Enron Reserve Acquisition Corp.                                 3,586
                                                        Enron Administrative Services Corp.                             1,312
                                                        Enron Liquid Fuels, Inc.                                          448
                                                        Louisiana Gas Marketing Company                                   357
                                                        LRCI, Inc.                                                      2,009
                                                        Enron Power Marketing, Inc.                                    56,833
                                                        MEGS, L.L.C.                                                      133
                                                        Peregrine I L.L.C.                                              4,484
                                                        Enron Global LNG LLC                                              221
                                                        Enron LNG Marketing LLC                                           616
                                                        Enron Broadband Services, LP                                      940
                                                        ECT Investment Inc.                                               659
                                                        Enron Capital & Trade Resources Intl                            8,022
                                                        Enron Energy Marketing Corp                                    16,044
                                                        Kingfisher I LLC                                                4,484
                                                        Enron Energy Information Solutions, Inc.                           25
                                                        Enron Energy Services Operation, Inc.                          23,838
                                                        Enron Energy Services, Inc.                                    63,716
                                                        Garden State Paper LLC                                          1,200
                                                        ECTMI Trutta Holdings LP                                        1,232
                                                        ENA Upstream Company, LLC                                         370
                                                        BAM Lease Company                                               2,296
                                                        Compagnie Papiers Stadacona Ltee.                              25,366
                                                        Enron Freight Markets Corp.                                       106
                                                        EESO Merchant Investments Inc.                                    151
                                                        The New Energy Trading Company                                  2,490
                                                        Enron Energy Services North America, Inc                          204
     ECT Equity Corp.                                   Enron Corp.                                                 1,719,879
                                                        Enron Finance Holding Corp.                                23,304,000


Exhibit F, Schedule 4(a)                                        24



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     Enron Finance Holdings Corp.                       Enron Corp.                                                   606,744
                                                        Wiltshire Finance Asset Company, LLC                        1,794,282
     Wiltshire Financial Asset Company, LLC             ECT Equity Corp.                                           23,304,000
     ECT Securities LP Corp.                            Enron Corp.                                                12,790,425
     ECT-WR-Z, L.L.C.                                   Enron Broadband Services, Inc.                                     68
                                                        Enron Net Works LLC                                            10,080
     ECT Europe Finance, Inc.                           Enron Europe Finance & Trading Ltd.                           103,809
                                                        Enron Capital & Trade Resources Intl                           56,407
     ECT Investing Partners, L.P.                       ECT Equity Corp.                                            1,597,389
                                                        ECT Diversified Investments, LLC                              510,562
                                                        LRCI, Inc.                                                        177
                                                        Enron Energy Services Operation, Inc.                          28,858
                                                        LRCI, Inc.                                                        460
                                                        Enron Energy Services Operation, Inc.                          79,175
     ECT Merchant Investments Corp.                     Enron Corp.                                                 6,764,786
                                                        LRCI, Inc.                                                        171
                                                        Enron Energy Services Operation, Inc.                          27,105
                                                        LRCI, Inc.                                                        244
                                                        Enron Global LNG LLC                                                1
                                                        Enron Energy Services Operation, Inc.                          79,681
                                                        Spotted Holdings LP                                        19,489,570
     East Sour Lake Exploration & Production L.P.       Enron Corp.                                                    15,572
     Juniper GP, LLC                                    ECT Merchant Investments Corp.                                  1,756
                                                        Enron Administrative Services Corp.                            14,975
                                                        Enron North America Corp.                                       9,000
     Speckled LLC                                       ECT Merchant Investments Corp.                                  1,035
     TLS Investors, L.L.C.                              ECT Merchant Investments Corp.                                741,608
     ECT Strategic Value Corp.                          Enron Net Works LLC                                               318
     ECT Thailand Investments, Inc.                     Enron North America Corp.                                   9,770,903
     LGMI, Inc.                                         Enron North America Corp.                                  11,835,099
                                                        Enron North America Corp.                                  85,950,311
                                                        Enron Energy Services Operation, Inc.                         214,792
                                                        Enron North America Corp.                                     102,330
                                                        LRCI, Inc.                                                        258
                                                        Enron Energy Services Operation, Inc.                          43,751
     Louisiana Resources Company                        Enron North America Corp.                                     866,652
     ENA Upstream Company, LLC                          Enron Gas Liquids, Inc.                                        27,755
                                                        Enron Energy Services, Inc.                                   131,841
                                                        LRCI, Inc.                                                        270
                                                        Enron Power Marketing, Inc.                                12,400,057
                                                        Enron Energy Services Operation, Inc.                          45,483
                                                        Enron Corp.                                                 6,712,968
     Enron Administrative Services Corp.                Enron Corp.                                                   143,678
                                                        Enron North America Corp.                                   5,243,390
                                                        LRCI, Inc.                                                        980
                                                        Enron Global LNG LLC                                                1
                                                        EnSerCo, L.L.C.                                                 1,803
                                                        Enron Energy Services Operation, Inc.                         157,256
                                                        Enron Asset Management Resources, Inc                              12
                                                        East Sour Lake E & P, LP                                      602,254
                                                        Fort Pierce Repowering Project, LLC                            39,950
                                                        ECTMI Trutta Holdings LP                                          208
     Enron Canada Corp.                                 Enron Energy Services, Inc.                                   152,698
                                                        Enron North America Corp.                                  39,424,862
                                                        Enron Power Marketing, Inc.                                   934,477
                                                        Enron Energy Sevices Canada Corp.                             487,955
                                                        Enron Net Works LLC                                           220,468
                                                        Enron Direct Limited Partnership                              177,947
                                                        Enron Direct Canada Corp.                                     230,342
                                                        LRCI, Inc.                                                        549
                                                        Enron Global LNG LLC                                                1
                                                        Enron Energy Services Operation, Inc.                          68,187
     Enron Capital & Trade Resources - Europe B.V.      EnronEnergo Holdings Ltd.                                         104
                                                        Enron Europe Finance BV                                         3,616
                                                        ECTR - Romaina B.V.                                             5,395
                                                        ECTR - Greece B.V.                                              1,816
                                                        Jertovec Management and Finance LTD                             1,958
                                                        SII Holdings B.V.                                              11,869


Exhibit F, Schedule 4(a)                                        25



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        SII Espana 2 B.V.                                                 324
                                                        Jertovec Management & Finance BV                                  215
                                                        Enron Magyar Development B.V.                                 266,712
     Enron Capital & Trade Resources - Romania B.V.     Enron Capital & Trade Resources International                     878
                                                        Corp.
     Enron Capital & Trade Resources International      Enron Gas Liquids, Inc.                                       101,781
     Corp.
                                                        ECT Global Resources Corp.                                     19,462
                                                        Enron Europe Finance & Trading Ltd.                           321,649
                                                        Enron Natural Gas Marketing Corp.                             232,548
                                                        Enron Broadband Services, Inc.                                102,380
                                                        Enron Energy Services, Inc.                                 1,971,113
                                                        ECT Diversified Investments, LLC                                6,233
                                                        ECT Merchant Investments Corp.                                  6,743
                                                        EFS I, Inc. (fka Limbach Facility Svcs)                       350,511
                                                        Enron North America Corp.                                  10,902,392
                                                        Enron Reserve Acquisition Corp.                                72,622
                                                        Enron Administrative Services Corp.                            55,612
                                                        Enron Liquid Fuels, Inc.                                       13,129
                                                        Louisiana Gas Marketing Company                                 9,277
                                                        LRCI, Inc.                                                     55,071
                                                        ECT Europe Inc                                                  1,037
                                                        Enron Power Marketing, Inc.                                 6,241,712
                                                        MEGS, L.L.C.                                                    1,842
                                                        Peregrine I L.L.C.                                            201,852
                                                        Enron Global LNG LLC                                            5,693
                                                        Enron LNG Marketing LLC                                        36,347
                                                        Enron Broadband Services, LP                                   42,738
                                                        ECT Investment Inc.                                            38,560
                                                        Enron Energy Marketing Corp                                   343,878
                                                        Kingfisher I LLC                                              202,029
                                                        Enron Energy Information Solutions, Inc.                        1,133
                                                        Enron Energy Services Operation, Inc.                       1,863,804
                                                        ECTMI Trutta Holdings LP                                      112,236
                                                        ENA Upstream Company, LLC                                      21,073
                                                        BAM Lease Company                                             101,696
                                                        Compagnie Papiers Stadacona Ltee.                             757,275
                                                        Enron Freight Markets Corp.                                     6,880
                                                        EESO Merchant Investments Inc.                                 51,378
                                                        121 SW Salmon Street Corporation                               16,932
                                                        The New Energy Trading Company                                 66,710
                                                        Enron Energy Services North America, Inc                       11,775
                                                        Enron Finland Energy Oy                                        91,120
                                                        Enron Corp.                                                17,917,729
                                                        Enron Broadband Services Denmark ApS                              102
                                                        Enron Broadband Services Sweden AB                              1,462
                                                        Enron Energy Services International Co.                         5,868
                                                        Enron Light Hydrocarbons France                                   556
     Enron Capital & Trade Resources International      Enron North America Corp.                                   1,974,077
     Corp. - Singapore Branch
                                                        Enron Capital & Trade Resources International               1,599,540
                                                        Corp.
     Enron Europe Finance & Trading Limited             Enron North America Corp.                                       9,661
     Enron Nordic Energy - Swedish branch of ECTRIC     Enron Energy Services International Co.                         5,868
                                                        Enron Broadband Services Sweden AB                              1,361
     Enron Nordic Energy - Norwegian branch of ECTRIC   Enron Capital & Trade Resources International               5,041,017
                                                        Corp.
                                                        Enron Broadband Services Denmark ApS                              102
                                                        Risk Management & Trading Corp.                               221,552
                                                        Enron Broadband Services Sweden AB                                101
     Joint Energy Development Investments Limited       Big Island XI, L.L.C.                                             100
     Partnership
     Enron Capital II Corp.                             Enron North America Corp.                                       1,800
     Joint Energy Development Investments II Limited    Enron North America Corp.                                         150
     Partnership


Exhibit F, Schedule 4(a)                                        26



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     Enron Capital IV Corp.                             Enron Corp.                                                    66,384
     Enron Capital North America Corp.                  Enron Corp.                                                 7,065,437
     Enron CASH Company No. 2                           Enron Corp.                                                    18,826
     Enron Compression Services Company                 Enron North America Corp.                                  27,723,266
     ECS Compression Company, L.L.C.                    Enron North America Corp.                                   6,776,056
     MEGS, L.L.C.                                       Enron Corp.                                                    95,010
                                                        Enron Field Services Corp                                   1,500,704
                                                        Enron Energy Services Operation, Inc.                          28,073
     Enron Finance Corp.                                Enron Corp.                                                   421,568
                                                        Enron Hydrocarbons Marketing Corp.                                 10
                                                        Enron Net Works LLC                                                54
                                                        Enron Reserve Acquisition Corp.                                 4,529
     Enron Reserve Acquisition Corp.                    Enron Gas Liquids, Inc.                                       169,065
                                                        Enron Energy Services, Inc.                                   357,261
                                                        LRCI, Inc.                                                        725
                                                        Enron Power Marketing, Inc.                                71,518,565
                                                        Enron Energy Services Operation, Inc.                         475,204
                                                        Enron Corp.                                                13,014,996
                                                        ENA Upstream Company, LLC                                     154,004
                                                        Clinton Energy Mgmt. Services, Inc.                           671,761
                                                        Enron Liquid Fuels, Inc.                                    1,299,093
                                                        LRCI, Inc.                                                      1,694
                                                        Enron Energy Services Operation, Inc.                         289,469
                                                        Clinton Energy Mgmt. Services, Inc.                           445,247
                                                        Enron Global Markets LLC                                       14,274
     Enron Global de Guatemala, S.A.                    Enron North America Corp.                                     221,379
     Enron Servicios de Mexico, S. de R.L. de C.V.      Enron Energia Indstl de Mex S. de R.L.                          5,329
     Enron Natural Gas Marketing Corp.                  Enron Corp.                                               260,601,717
                                                        Enron North America Corp.                                  60,247,963
                                                        LRCI, Inc.                                                      2,831
                                                        Enron Global LNG LLC                                                1
                                                        Enron Net Works LLC                                         4,829,635
                                                        Enron Energy Services Operation, Inc.                         479,250
     Enron Power Marketing, Inc.                        Enron Gas Liquids, Inc.                                     1,240,453
                                                        Portland General Electric Company                               1,858
                                                        Enron Energy Services, Inc.                                 1,425,430
                                                        LRCI, Inc.                                                     53,011
                                                        Enron Global LNG LLC                                               37
                                                        Enron Sandhill L.P.                                         3,044,000
                                                        Enron Energy Marketing Corp                                   151,118
                                                        Enron Energy Services Operation, Inc.                       7,799,046
                                                        Clinton Energy Mgmt. Services, Inc.                            64,145
                                                        Enron Energy Services Operation, Inc.                              21
                                                        121 SW Salmon Street Corporation                                  172
     HGK Enterprises GP, Inc.                           Enron Corp.                                                     1,640
     HGK Enterprises LP, Inc.                           Enron Corp.                                                   146,283
     Star VPP, LP                                       Enron North America Corp.                                     455,499
     Palm Beach Development Company, L.L.C.             Enron Corp.                                                    89,364
                                                        Enron Energy Services Operation, Inc.                               2
     Maguey VPP, LLC                                    Enron North America Corp.                                         651
     Mangas Corp.                                       Enron Corp.                                                    46,254
     Oswego Cogen Company, LLC                          Enron North America Corp.                                  30,777,541
     Richmond Power Holdings, Inc.                      Enron Corp.                                                 2,773,350
     Risk Management & Trading Corp.                    Enron Corp.                                             1,752,165,221
                                                        FS 360 Corp                                                   312,786
                                                        Transwestern Pipeline Company                              32,000,359
                                                        Enron Development Funding Ltd.                              1,528,151
                                                        Enron Power Marketing, Inc.                                 3,673,667
                                                        Enron Capital & Trade Resources Intl                        5,377,340
                                                        Enron Netherlands Holdings BV                             106,031,819
     NETCO Holdings LLC                                 Enron Corp.                                                     6,148
     The New Energy Trading Company                     Enron Corp.                                                13,764,034
                                                        LRCI, Inc.                                                      1,862
                                                        Enron Energy Services Operation, Inc.                         303,144
     Enron Pipeline Construction Services Company       Enron Corp.                                                   450,063


Exhibit F, Schedule 4(a)                                        27



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     Enron Pipeline Holding Company                     Enron Corp.                                                 3,888,004
                                                        EOC Holdings, L.L.C.                                                3
                                                        EOC Management, L.L.C.                                              3
     Ponderosa Assets, L.P.                             Sundance Assets, LP                                       750,423,699
                                                        Enron Argentina CIESA Holding S. A.                           115,171
     Enron Argentina CIESA Holding S.A.                 Enron Corp.                                                 1,642,653
                                                        Generacion Mediterranea S. A.                                     341
                                                        Enron de Inversiones de Energia                             1,379,720
                                                        Enron South America LLC                                     1,345,817
                                                        EPCA CIESA Inversiones, Limited                                18,771
     Energia Total de Argentina Ltd.                    Enron Argentina CIESA Holding S. A.                             3,000
     Enron Global Equity Ltd.                           Enron Corp.                                                   187,169
                                                        Enron Development Funding Ltd.                                  3,487
                                                        EPCA Argentina                                                917,269
     Enron Pipeline Company - Argentina S.A.            Enron Corp.                                                     1,515
                                                        Enron Pipeline Colombia LP                                 11,653,134
                                                        Enron Colombia Investments LP                               3,568,967
                                                        Enron Commercial Finance Ltd.                                   4,674
                                                        Enron Development Funding Ltd.                              8,639,945
                                                        Enron Comercializadora de Energia Argent                        1,060
                                                        Enron de Inversiones de Energia                             3,241,453
                                                        Enron South America LLC                                    11,323,552
                                                        Enron Inversiones de Gas S.R.L.                                12,004
                                                        Enron Argentina CIESA Holding S. A.                        27,913,431
                                                        EPCA CIESA Inversiones, Limited                            61,257,488
     Enron de Inversiones de Energia S.C.A.             Enron South America LLC                                       109,684
     Energia de Argentina Ltd.                          EPCA Argentina                                                  7,004
     EPCA CIESA Inversiones Limitada                    Enron de Inversiones de Energia                               553,610
     Miss Kitty, L.L.C.                                 Enron Corp.                                                   202,000
                                                        Enron North America Corp.                                         100
                                                        EPCA Argentina                                              3,227,100
                                                        Enron South America LLC                                           100
                                                        EPCA CIESA Inversiones, Limited                                   153
                                                        Enron Global Equity Ltd.                                   36,235,890
     Enron International Investments LLC                Enron International Brazil Investments                      8,592,025
                                                        Ponderosa Assets, LP                                        7,727,772
     Enron International Brazil Gas Holdings, L.L.C.    Enron Corp.                                                 4,248,314
                                                        Enron Development Funding Ltd.                                 12,896
                                                        Enron International Brazil Investments                          1,000
                                                        Enron Caribbean Basin LLC                                     202,874
                                                        Prisma Energy Global Expat Services LLC                       142,453
     Enron International Brazil Investments 1997 Ltd.   Enron Corp.                                                 1,985,228
                                                        Global Petroleum and Gas Industry Ltd.                         16,608
                                                        Ponderosa Assets, LP                                      217,295,759
                                                        Enron South America LLC                                         8,530
                                                        Enron Net Works LLC                                               130
                                                        Global Petroleum & Gas Industry II Ltd                          1,000
     Global Petroleum & Gas Industry Limited            Enron South America LLC                                        31,112
     Gaspart - Gas Participacoes Ltda.                  EPC-Empresa Paranaense Com. Ltda.                                   1
     Dutopar Participacoes Ltda.                        Enron America do Sul Ltda. (815)                                6,119
                                                        Enron Equipment Installation Company                            9,836
                                                        LINGTEC Constructors L.P.                                     141,112
                                                        Enron Net Works LLC                                            17,583
     ECT Europe, Inc.                                   Enron Europe Finance & Trading Ltd.                           124,423
                                                        Jertovec Management and Finance LTD                           570,583
                                                        Enron Espana Generacion SL                                      3,305
                                                        SII Holdings B.V.                                              14,030
                                                        SII Holdings 2 B.V.                                             5,496
                                                        SII Espana 2 B.V.                                               7,204
                                                        SII Holdings 3 BV                                               4,747
                                                        Enron Holdings 1, S.L.                                          1,575
                                                        Enron Investmenti 3 S.r.j.                                      9,363
                                                        Jertovec Management & Finance BV                                8,958
     Enron Credit Inc.                                  Enron Net Works LLC                                         1,410,872
     Enron Holdings I, S.L.                             Enron Capital & Trade Resources Intl                        1,510,797


Exhibit F, Schedule 4(a)                                        28



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     Enron Trade Holdings Inc.                          Enron Corp.                                                       694
     Enron Metals & Commodity Corp.                     Enron Net Works LLC                                           229,102
                                                        Enron Property & Services Corp.                                 2,000
     Enron Trade Services Holdings Inc.                 Enron Trade Holdings Inc                                   11,868,098
     Enron Trading Services Inc.                        Enron Corp.                                                   106,810
                                                        LRCI, Inc.                                                        195
                                                        Enron Net Works LLC                                            41,634
                                                        Enron Property & Services Corp.                                 2,645
                                                        Enron Energy Services Operation, Inc.                          62,923
                                                        Enron Metals & Commodity Corp                                   2,141
                                                        Enron Trade Services Holdings Inc                          22,996,524
     Elektrana Jertovec 2 d.o.o.                        Jertovec Management and Finance LTD                               300
     Jertovec Management & Finance B.V.                 Jertovec Management and Finance LTD                               339
     SII Holdings B.V.                                  Enron Espana Generacion SL                                      1,469
                                                        SII Holdings 3 BV                                               2,158
     Enron Energia Catalana de Generacion, S.L.         SII Espana B.V.                                                   378
     SII Espana 2 B.V.                                  Enron Espana Generacion SL                                      1,987
     SII Holdings 3 B.V.                                ECT Europe Finance Inc.                                         2,158
     Enron Investimenti S.r.l.                          SII Holdings B.V.                                                  54
     Enron Investimenti 3 S.r.l                         SII Holdings B.V.                                                  54
     Enron Development Corp.                            Enron Corp.                                                15,704,579
                                                        Enron Development Funding Ltd.                                234,328
                                                        Smith/Enron Cogen Ltd Partnership                           5,850,287
     Enron Development Corp. - Colombia Branch          Enron Development Corp.                                           102
     Enron Equipment Installation Company - Venezuela   Enron Corp.                                                       442
     Branch
     Enron Equipment Procurement Company                Enron Corp.                                                10,595,001
                                                        Enron Power (Puerto Rico), Inc.                            11,749,601
                                                        Enron Power Corp.                                              18,696
                                                        Enron Power Construction Company                              176,509
     Enron Fuels International, Inc.                    Enron Power Marketing, Inc.                                        50
                                                        Smith/Enron Cogen Ltd Partnership                          28,130,527
     Enron Power Construction Company                   LINGTEC Constructors L.P.                                      15,000
                                                        Enron Equipment Installation Company                              294
                                                        Enron Power Construction Co-Spanish Bran                       18,145
                                                        Enron Nigeria Constructors Limited                          3,492,271
                                                        Enron Engineering and Construction Co.                            265
     Enron Power Construction Company - Mexico Branch   Enron Corp.                                                    52,191
                                                        Enron Engineering and Construction Co.                            265
     LINGTEC Constructors L.P.                          Enron Corp.                                                    65,942
     Enron Dominican Republic Ltd.                      Enron Dom Rep Operations Ltd                                    2,537
                                                        Smith/Enron Cogen Ltd Partnership                           2,147,098
     Enron Global Power & Pipelines L.L.C.              Ponderosa Assets, LP                                      169,110,083
                                                        Smith/Enron Cogen Ltd Partnership                          50,021,561
     Enron Commercial Finance Ltd.                      Enron Development Funding Ltd.                                    996
                                                        Enron Global Power & Pipelines LLC                                 59
     Enron Colombia Investments Limited Partnership     Enron Development Funding Ltd.                                762,284
                                                        Enron Global Power & Pipelines LLC                             44,920
     Enron Pipeline Colombia Limited Partnership        Enron Development Funding Ltd.                              2,490,465
                                                        Enron Global Power & Pipelines LLC                            146,669
     Superior Construction Company                      Enron Power Construction Company                               14,717
                                                        Enron Equipment Procurement Company                             1,137
                                                        Enron Net Works LLC                                             2,515
                                                        Enron Power Corp.                                             271,360
     Enron Preferred Funding II, L.P.                   Enron Corp.                                                         1
     Enron Property & Services Corp.                    Enron Engineering and Construction Co.                         17,012
                                                        Enron Operations Services Corp.                                69,301
                                                        Enron Methanol Company                                          1,732
                                                        Enron North America Corp.                                     526,216
                                                        NBP Services Corporation                                        7,964
                                                        Enron Asia-Pacific.Africa/China LLC                             6,194
                                                        Enron South America LLC                                         3,285
                                                        Enron India LLC                                                 3,184
                                                        Enron Caribbean Basin LLC                                     511,551


Exhibit F, Schedule 4(a)                                        29



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

                                                        Enron Middle East LLC                                             138
                                                        Enron Net Works LLC                                         2,248,704
                                                        Artemis Associates, Inc.                                       60,857
                                                        Enron Energy Services Operation, Inc.                         255,306
                                                        Enron Asset Management Resources, Inc                          70,329
                                                        Enron Industrial Market LLC                                     5,102
                                                        EFS-CMS, Inc                                                    9,483
                                                        ServiceCo Operations, Inc                                       1,155
                                                        Enron Wind LLC                                                  7,912
                                                        Prisma Energy Global Expat Services LLC                           388
                                                        Prisma Energy Intl (FKA Globl Asset Svc)                      300,452
                                                        Generacion Mediterranea S. A.                                   5,246
                                                        Enron Energy Services North America, Inc                        2,352
                                                        Enron Wind Corp.                                               18,145
                                                        EES Settlement LLC                                                 43
     Enron Trailblazer Pipeline Company                 Enron Corp.                                                26,946,786
     Rheingold GmbH                                     Enron Valkyrie, LLC                                             9,246
                                                        Valhalla GmbH                                                  57,499
     Enron Ventures Corp.                               JSB Asset, L.L.C.                                           1,074,359
     Enron Methanol Company                             EGP Fuels Company                                              12,804
     Enron WarpSpeed Services, Inc.                     Enron Corp.                                                    87,933
     EOC Preferred, L.L.C.                              Enron Corp.                                                    53,278
                                                        Enron North America Corp.                                         754
                                                        Enron Operations Services Corp.                             1,217,529
                                                        121 SW Salmon Street Corporation                            4,489,100
                                                        Enron Pipeline Services Company                                 4,167
                                                        Enron Asset Management Resources, Inc                         162,384
                                                        Mavrix Transportation Trading Corp                                583
                                                        Enron Transporation Services Company                           28,542
     Enron Transportation Services, LLC                 Enron Corp.                                             2,428,683,577
                                                        Enron North America Corp.                                   2,785,631
                                                        Enron Operations L.P.                                          28,542
                                                        Risk Management & Trading Corp.                            32,865,523
                                                        Enron Energy Services, Inc.                                     1,878
                                                        Enron Pipeline Services Company                                   295
                                                        Enron Asset Management Resources, Inc                              75
                                                        Enron Engineering and Construction Co.                        100,567
                                                        Enron Operations Services Corp.                                70,329
                                                        Enron Operations L.P.                                         162,384
                                                        Weather Alert, Inc.                                               205
                                                        Generacion Mediterranea S. A.                                  24,575
                                                        121 SW Salmon Street Corporation                            1,220,029
                                                        CGNN Holding Company, Inc.                                        353
     Enron Pipeline Services Company                    121 SW Salmon Street Corporation                                4,167
                                                        ServiceCo Operations, Inc                                         785
     Enron Dutch Holdings B.V.                          Risk Management & Trading Corp.                               269,861
     Enron ACS, Inc.                                    L.O.A. Inc.                                                    65,000
     Intratex Gas Company                               Enron Net Works LLC                                             3,252


Exhibit F, Schedule 4(a)                                        30



        Entity Decreasing Obligation or Increasing                                                      Liabilities/Increases
                        Receivable                                      Counterparty                    in Assets

     Portland General Electric Company                  Enron Corp.                                                15,910,648
                                                        Salmon Springs Hospitality Group                              291,283
                                                        Portland General Distribution, LLC                            115,593
                                                        Portland General Resource Develpmt, Inc.                        1,597
                                                        CGNN Holding Company, Inc.                                      4,520
     Salmon Springs Hospitality Group, Inc.             Enron Corp.                                                   153,328
     World Trade Center Northwest Corporation           Portland General Electric Company                                 745
     Portland General Holdings, Inc.                    Enron Corp.                                                10,362,390
                                                        Portland General Electric Company                             182,989
     PGH II, Inc.                                       Portland General Electric Company                              12,567
     Portland General Distribution, LLC                 PGH II, Inc.                                                   17,767
     Portland Energy Solutions Company LLC              Portland General Electric Company                           2,098,484
                                                        PGH II, Inc.                                                   78,297
     RMS Management, LLC                                Anhinga                                                         1,225
     Caribe Verde (SJG) Inc.                            Enron Corp.                                                   368,357
                                                        The Protane Corporation                                       209,854
     EBS Ventures, L.L.C.                               MEB-I, L.L.C.                                                     100
                                                        MEB-II, L.L.C.                                                    100
                                                        Enron Corp.                                                   484,225
                                                        Enron Administrative Services Corp.                             3,702
                                                        Enron Finance Partners, LLC                                 3,465,535
     Enron Renewable Energy Corp.                       Enron America do Sul Ltda. (815)                                1,058
     Green Power Partners I LLC                         Enron Corp.                                                 9,384,493
     Cabazon Holdings LLC                               Enron Corp.                                                 1,757,710
     Cabazon Power Partners LLC                         Enron Corp.                                                10,406,812
     Enron Wind Systems, LLC                            ZWHC L.L.C.                                                    52,708
     Mesa Wind Developers                               Zond - Panaero Windsystem Partners I                          432,417
                                                        Zond - Panaero Windsystem Partners II                         257,502
     Zond-PanAero Windsystems Partners II               Zond - Panaero Windsystem Partners I                            2,373
     Enron Wind International Holding LLC               Crete Hellas Holdings B.V.                                     56,814
     Enron Wind GmbH                                    Enron Corp.                                                 1,270,572
     TerraCo, LLC                                       Enron Corp.                                                   337,368
     Yellowknife Investors, Inc.                        Enron Corp.                                                   653,031
                                                        Yukon River Assets, L.L.C.                                      1,077



Exhibit F, Schedule 4(a)                                        31